EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.
17 октября 2022 года Фридом Холдинг Корп. и Повалишин Максим Сергеевич ДОГОВОР КУПЛИ-ПРОДАЖИ 100% доли в уставном капитале Общества с ограниченной ответственностью Инвестиционная компания "Фридом Финанс"
October 17, 2022

Freedom Holding Corp.
and
Mr. Maksim Sergeyevich Povalishin

PURCHASE AND SALE AGREEMENT OF
100% INTEREST IN AUTHORIZED CAPITAL OF
FREEDOM FINANCE INVESTMENT COMPANY LIMITED LIABILITY COMPANY

Настоящий договор купли-продажи 100% доли ("Договор") заключен 17 октября 2022 года ("Дата договора") между:	This 100% Interest Purchase and Sale Agreement (Agreement) is made on October 17, 2022 (Date of Agreement) by and between:
(1)Фридом Холдинг Корп., учрежденным в соответствии с законодательством штата Невада Соединенных Штатов Америки, зарегистрированным за регистрационным номером С32081-2004 по адресу: Соединенные Штаты Америки, Невада, 89134 Лас-Вегас, Вилладж Сентр Секл 1930, 3-6972 ("Продавец"), в лице Генерального директора Турлова Тимура Руслановича, действующего на основании устава Продавца; и

(1)Freedom Holding Corp., incorporated under the laws of the State of Nevada, United States of America, with entity number С32081-2004 and with its registered office at 1930 Village Center Cir. # 3-6972, Las-Vegas, Nevada 89134 USA (Seller), duly represented by CEO Timur Turlov, acting under the Charter; and

(1)Повалишиным Максимом Сергеевичем, гражданином Российской Федерации, дата рождения: [***], место рождения: гор. Москва, паспорт [***] выдан Паспортным столом №2 ОВД района Очаково-Матвеевское города Москвы 29 марта 2004 года, код подразделения 772-130, зарегистрированным по месту жительства по адресу: [***] ("Покупатель"),

(1)Mr. Maksim Sergeyevich Povalishin, citizen of the Russian Federation, Date of Birth: [***], Place of Birth: Moscow, passport [***] issued by the Passport Office No. 2 of the Department of Internal Affairs of the Ochakovo-Matveyevskoye district of Moscow on March 29, 2004, subdivision code 772-130, registered at [***] (Buyer),

далее совместно именуемые "Стороны", а по отдельности – "Сторона".	collectively referred to as the Parties and individually as a Party.
ПРЕАМБУЛА	RECITALS
(A)На Дату договора Продавец является собственником Доли (как определено в пункте 1) и Общество является собственником Дочерней доли (как определено в пункте 1).	(A)As of the Date of Agreement, the Seller owns the Interest, and the Company (as defined in Clause 1) owns the Subsidiary Interest (as defined in Clause 1).
(A)Продавец намерен продать, а Покупатель намерен приобрести Долю (как определено в пункте 1) на условиях, изложенных в настоящем Договоре.	(A)The Seller wishes to sell to the Buyer and the Buyer wishes to purchase from the Seller, the Interest (as defined in Clause 1) subject to the terms and conditions set forth herein.

1.ОПРЕДЕЛЕНИЯ И ТОЛКОВАНИЕ	1.DEFINITIONS AND INTERPRETATION
1.1В настоящем Договоре приведенные ниже слова и выражения, используемые с заглавной буквы, будут иметь следующие значения:	1.1Unless otherwise provided herein, capitalized terms used in this Agreement have the meanings as specified as follows:
"Аффилированное лицо" означает:	Affiliate means:
(i)в отношении любого физического лица его супруга, родителей (в том числе усыновителей), детей (в том числе усыновленных), полнородных и неполнородных братьев и сестер, а также любое юридическое лицо, которое находится под Контролем такого физического лица;

(i)in relation to any individual, means his/her spouse, parents (including adoptive parents), children (including adopted children), full and half brothers and sisters, and any legal entity that is Controlled by such individual;

(i)в отношении любого юридического лица любое лицо, которое единолично или совместно с иным лицом (i) осуществляет Контроль над таким юридическим лицом; или (ii) находится под Контролем такого юридического лица; или (iii) находится под Контролем лица, Контролирующего такое юридическое лицо;

(i)in relation to any legal entity, means any person who solely or jointly with another person (i) Controls such legal entity; or (ii) is controlled by such legal entity; or (iii) is under common Control with such legal entity;

"Банк" означает Общество с ограниченной ответственностью Банк "Фридом Финанс", учрежденное в соответствии с законодательством Российской Федерации, зарегистрированное за основным государственным регистрационным номером (ОГРН) 1026500000317 по адресу: Российская Федерация, 127006, город Москва, ул. Каретный ряд, д. 5/10, стр. 2;

Bank means Freedom Finance Bank Limited Liability Company, established in accordance with the laws of the Russian Federation, registered under the Primary State Registration Number (OGRN) 1026500000317 at the Russian Federation, 127006, Moscow, st. Karetny Ryad, 5/10, building 2;

"Банковский счет Продавца" означает банковский счет Продавца со следующими реквизитами: [***] в АО "Банк Фридом Финанс Казахстан", или иной банковский счет Продавца, реквизиты которого были предоставлены Продавцом Покупателю в Уведомлении не позднее чем за 5 (пять) Рабочих дней до даты совершения соответствующего платежа;

Seller’s Bank Account means the following Seller’s Bank Account: [***] with Bank Freedom Finance Kazakhstan JSC, or such other Seller's Bank Account as Notified to the Buyer by the Seller no later than Five (5) Business Days prior to the date of the relevant payment;

"ГК РФ" означает Гражданский кодекс Российской Федерации;	Civil Code means the Civil Code of the Russian Federation;
"Государственный орган" означает:	Governmental Authority means:
(i)любое образование, орган власти, службу или институт, осуществляющие исполнительные, законодательные, судебные, регуляторные, надзорные, регулирующие, лицензирующие, сертификационные или административные функции от имени правительства, государственного или политического подразделения, включая любой наднациональный орган, государственный или муниципальный орган или институт, министерство, агентство, департамент, совет, службу, комиссию, суд, третейский суд, трибунал или их производные и подразделения;

(i)any entity, authority, public service or institution exercising executive, legislative, judicial, regulatory, supervisory, regulatory, licensing, certification or administrative functions on behalf of a government, state or political entity, including any supranational body, government or municipal body or an institution, ministry, agency, department, council, service, commission, court, arbitral tribunal, tribunal or their divisions and sub-divisions;

(i)квазигосударственный орган, наделенный официальными полномочиями и осуществляющий регулирование, управление, контроль, установление норм и правил или иные функции и полномочия, установленные для такого органа (в том числе центральный банк),

(i)a quasi-public body with formal powers and authority that regulates, manages, controls, sets rules and regulations, or has other functions and powers assigned to such body (including a central bank),

действующие на территории любой страны (включая, во избежание сомнений, Российскую Федерацию, Республику Казахстан и Соединенные Штаты Америки) или любого административно-территориального образования (включая, во избежание сомнений, субъекты Российской Федерации);	operating on the territory of any country (including, for the avoidance of doubt, the Russian Federation, Republic of Kazakhstan and the United States of America) or any administrative territory (including, for the avoidance of doubt, the constituents of the Russian Federation);
"Группа Продавца" означает Продавца и его Аффилированных лиц (во избежание сомнений, после Даты перехода не включает Компании Группы);	Seller’s Group means the Seller and its Affiliates (for the avoidance of doubt, after the Transfer Date it excludes the Group Companies);

"Дата Договора" имеет значение, установленное в начале настоящего документа;	Date of Agreement has the meaning set forth above;
"Дата закрытия" означает дату, в которую происходит Закрытие в соответствии с положениями настоящего Договора;	Closing Date means the date on which there shall be Closing in accordance with provisions hereof;
"Дата Отчетности" означает:	Reporting Date means:
(i)для отчетности, подготовленной в соответствии с РСБУ, 31 декабря 2021 года; и	(i)for the Reporting prepared in accordance with RAS – 31 December 2021;
(i)для отчетности, подготовленной в соответствии с ОПБУ, 31 марта 2022 года;	(i)for the Reporting prepared in accordance with GAAP - 31 March 2022;
"Дата перехода" означает дату перехода в ЕГРЮЛ права собственности на Долю от Продавца к Покупателю в соответствии с настоящим Договором;	Transfer Date means the date of the transfer of the ownership title to the Interest from the Seller to the Buyer in the USRLE in accordance with this Agreement;
"ДКП" означает документ по форме, приведенной в Приложении 5, подлежащий заключению между Сторонами в Дату закрытия;	Transfer Form means a document in the form set out in Schedule 5 to be entered into between the Parties on the Closing Date;
"ДКП Дочерней казахстанской компании" означает договор купли-продажи 9 040 099 акций Дочерней казахстанской компании от 13 сентября 2022 года между Продавцом (в качестве покупателя) и Обществом (в качестве продавца);
Kazakhstan Subsidiary SPA means share purchase agreement between the Seller as buyer and the Company as seller of 9 040 099 ordinary shares of the Kazakhstan Subsidiary entered on 13 September 2022;
"Договор" имеет значение, установленное в начале настоящего документа;	Agreement has the meaning set forth above;
"Документы по сделке" означает настоящий Договор, ДКП, а также иные договоры, соглашения, сделки и документы, заключенные (совершенные, подписанные) или подлежащие заключению (совершению, подписанию) в соответствии с настоящим Договором или в связи с ним, и "Документ по сделке" означает любой из них;

Transaction Documents means this Agreement, Transfer Form, as well as other contracts, agreements, arrangements and documents entered into (executed, signed) or to be entered into (executed, signed) in accordance with this Agreement or hereunder, and the Transaction Document means any of them;

"Доля" означает 100% долю в уставном капитале Общества номинальной стоимостью 9 930 100 000 (девять миллиардов девятьсот тридцать миллионов сто тысяч) рублей;	Interest means 100% interest in the authorized capital of the Company of Nine billion nine hundred thirty million one hundred thousand rubles (RUB 9,930,100,000) nominal value;
"Дочерняя доля" означает долю в уставном капитале Банка в размере 99,999998696% номинальной стоимостью 1 394 999 981 рубль 81 копейка;	Subsidiary Interest means an interest in the authorized capital of the Bank of 99.999998696% and 1,394,999,981 rubles 81 kopecks; nominal value;
"Дочерняя казахстанская компания" означает АО "Фридом Финанс", созданная по законодательству Республики Казахстан (казахстанский бизнес идентификационный номер 061140003010);	Kazakhstan Subsidiary means Freedom Finance JSC, established under the laws of the Republic of Kazakhstan (Kazakhstan Business Identification Number: 061140003010);
"ЕГРЮЛ" означает единый государственный реестр юридических лиц Российской Федерации;	USRLE means the Unified State Register of Legal Entities of the Russian Federation;
"Заверения Покупателя" означает заверения об обстоятельствах, указанные в Приложении 3, а "Заверение Покупателя" означает любое из них;	Buyer's Representations mean the representations of the circumstances set forth in Schedule 3, and the Buyer's Representation means any of them;
"Заверения Продавца" означает заверения об обстоятельствах, указанные в Приложении 2, а "Заверение Продавца" означает любое из них;	Seller's Representations mean the representations of the circumstances set forth in Schedule 2, and the Seller's Representation means any of them;
"Закон об ООО" означает Федеральный закон от 8 февраля 1998 года № 14-ФЗ "Об обществах с ограниченной ответственностью";	LLC Law means Limited Liability Companies Federal Law No. 14-FZ dated February 8, 1998;
"Закрытие" означает исполнение Сторонами всех фактических и юридических действий, направленных на передачу Доли в соответствии с пунктом 6 и Приложением 4;	Closing means the completing by the Parties of all actual and legal actions aimed at the transfer of the Interest in accordance with Clause 6 and Schedule 4;
"Компании Группы" означает Общество и Банк, а "Компания Группы" означает любое из них;	Group Companies mean the Company and the Bank, and Group Company means either of them;

"Контроль" означает в отношении юридического лица право или фактическую возможность лица (или лиц, действующих согласованно), прямо или косвенно (через одно или несколько лиц) определять действия такого юридического лица, в том числе право или фактическую возможность:

Control in relation to legal entity means the right or actual ability of a person (or persons acting in concert), directly or indirectly (through one or more persons) to determine the actions of such legal entity, including the right or actual ability to:

(i)распоряжаться более чем 50 (пятьюдесятью) процентами голосов, приходящихся на голосующие акции (доли) в уставном капитале такого юридического лица (в том числе на основании корпоративного договора или иного соглашения);
(i)dispose of more than 50 (fifty) percent of the votes attributable to voting shares (interest) in the authorized capital of such legal entity (including under corporate or other agreement);
(i)назначать или избирать единоличный исполнительный орган или более 50 (пятидесяти) процентов состава коллегиального органа такого юридического лица или прекращать их полномочия; или	(i)appoint or elect the sole executive body or more than 50 (fifty) percent of the composition of the collegiate body of such legal entity or terminate their powers; or
(i)оказывать на него определяющее влияние, например, осуществляя право давать (или фактически давая) обязательные для исполнения указания в отношении его операционной и/или финансовой деятельности,
(i)exert a decisive influence over such legal entity, for example, by exercising the right to direct (or cause the direction) binding instructions in relation to its operating and/or financial activities,

и термины "Контролирующий" и "Контролируемый" должны толковаться соответственно (для целей данного определения "лица, действующие согласованно" в отношении какого-либо лица означает лиц, которые активно взаимодействуют на основании соглашения или договоренности (устной или письменной) с целью получения или консолидации Контроля над указанным лицом);

and the terms "Controlling" and "Controlled" shall be construed accordingly (for the purposes of this definition, the "persons acting in concert" with respect to any person means persons who actively cooperate by agreement or arrangement (verbal or written) for the purpose of obtaining or consolidating control over such person);

"Лицензии" означает все следующие лицензии/разрешения:	Licenses mean all of the following licenses/ consents of:
(i)Общества:	(i)the Company:

•лицензия на осуществление депозитарной деятельности № 045-13570-000100, выданная ЦБ РФ 19 мая 2011 года;	•Depository License No. 045-13570-000100, issued by the Central Bank of the Russian Federation on May 19, 2011;
•лицензия на осуществление деятельности по управлению ценными бумагами № 045-13567-001000, выданная ЦБ РФ 19 мая 2011 года;	•Securities Management License No. 045-13567-001000 issued by the Central Bank of the Russian Federation on May 19, 2011;
•лицензия на осуществление брокерской деятельности № 045-13561-100000, выданная ЦБ РФ 19 мая 2011 года;	•Brokerage License No. 045-13561-100000 issued by the Central Bank of the Russian Federation on May 19, 2011;
•лицензия на осуществление дилерской деятельности № 045-13564-010000, выданная ЦБ РФ 19 мая 2011 года; и	•Dealer License No. 045-13564-010000 issued by the Central Bank of the Russian Federation on May 19, 2011; and
•регистрация в едином реестре инвестиционных советников ЦБ РФ № 42 от 30 мая 2019 года;	•Registration in the Integral Register of Investment Advisors CBR No.42 dated May 30, 2019,
(i)Банка:	(i)the Bank:
•лицензия на осуществление брокерской деятельности № 045-14030-100000, выданная ЦБ РФ 26 июля 2017 года;	•Brokerage License No. 045-14030-100000, issued by the Central Bank of the Russian Federation on July 26, 2017;
•лицензия на осуществление дилерской деятельности № 045-14031-010000, выданная ЦБ РФ 26 июля 2017 года;	•Dealer License No. 045-14031-010000 issued by the Central Bank of the Russian Federation on July 26, 2017;

•лицензия на осуществление деятельности по управлению ценными бумагами № 045-14032-001000, выданная ЦБ РФ 26 июля 2017 года;	•Securities Management License No. 045-14032-001000 issued by the Central Bank of the Russian Federation on July 26, 2017;
•лицензия на осуществление депозитарной деятельности № 045-14033-000100, выданная ЦБ РФ 26 июля 2017 года;	•Depository License No. 045-14033-000100 issued by the Central Bank of the Russian Federation on July 26, 2017;
•лицензия на осуществление разработки, производства, распространения шифровальных (криптографических) средств, информационных систем и телекоммуникационных систем, защищенных с использованием шифровальных (криптографических) средств, выполнения работ, оказания услуг в области шифрования информации, технического обслуживания шифровальных (криптографических) средств, информационных систем и телекоммуникационных систем, защищенных с использованием шифровальных (криптографических) средств (за исключением случая, если техническое обслуживание шифровальных (криптографических) средств, информационных систем и телекоммуникационных систем, защищенных с использованием шифровальных (криптографических) средств, осуществляется для обеспечения собственных нужд юридического лица или индивидуального предпринимателя) ЛСЗ № 0015077 16372Н, выданная Центром по лицензированию, сертификации и защите государственной тайны ФСБ России 22 декабря 2017 года; и

•license for the development, production, distribution of encryption (cryptographic) facilities, information systems and telecommunications systems protected using encryption (cryptographic) facilities, performance of work, provision of services in the field of information encryption, maintenance of encryption (cryptographic) facilities, information systems and telecommunication systems protected using encryption (cryptographic) means (except for the case when the maintenance of encryption (cryptographic) facilities, information systems and telecommunication systems protected using encryption (cryptographic) means is carried out to meet the own needs of a legal entity or an individual entrepreneur) LSZ No. 0015077 16372N, issued by the Center for Licensing, Certification and Protection of National Security Information of the Federal Security Service of Russia on December 22, 2017; and

•универсальная лицензия на осуществление банковских операций со средствами в рублях и иностранной валюте (с правом привлечения во вклады денежных средств физических лиц) без права на осуществление банковских операций с драгоценными металлами) № 1143, выданная ЦБ РФ 16 ноября 2021 года,

•General Banking License for operations with funds in rubles and foreign currency (with the right to attract funds from individuals as deposits) without right to conduct banking operations with precious metals) No. 1143, issued by the Central Bank of the Russian Federation on November 16, 2021,

а "Лицензия" означает любую из них;	and a License means any of them;
"Налоговый орган" означает любой налоговый или иной орган, уполномоченный налагать обязательства в отношении Налогов либо ответственный за администрирование Налогообложения, и/или сбор Налогов, и/или применение какого-либо закона в отношении Налогообложения;

Taxing Authority means any tax or other authority empowered to impose obligations in respect of Taxes or responsible for the administration of Taxation and/or the collection of Taxes and/or the enforcement of any law in respect of Taxation;

"Налогообложение" или "Налог" означает все формы налогообложения, как прямые, так и косвенные, взимаемые с доходов, прибыли, выручки, чистых активов, стоимости активов, оборота, добавленной стоимости или иной базы, а также базовые и обязательные, государственные, региональные, местные или муниципальные налоги, пошлины, отчисления, тарифы и сборы (включая таможенные сборы, отчисления на социальное страхование и любые иные отчисления во внебюджетные фонды и налоги с фонда оплаты труда), вне зависимости от времени и места их взимания (взимаемые как посредством удержания или вычета налога или в счет налога, так и любым иным образом) в отношении любых лиц, а также все пени, штрафы, издержки и проценты, связанные с ними, и термин "Налоговый" должен толковаться соответствующим образом;

Taxation or Tax means all and any forms of taxation, whether direct or indirect, levied on income, profits, proceeds, net assets, asset value, turnover, value added or other basis, as well as basic and mandatory, state, regional, local or municipal taxes, duties, deductions, tariffs and fees (including customs fees, social security contributions and any other deductions to extra-budgetary funds and payroll taxes), regardless of the time and place of their collection (collected both through withholding or tax deductible or on account of tax or otherwise) in respect of any person, and all penalties, fines, costs and interest associated therewith, and the term "Taxable" shall be construed accordingly;

"Нотариус" означает [***], нотариуса города Москвы, нотариальная контора которого расположена по адресу: Российская Федерация, город Москва, [***], если иное не согласовано Сторонами в письменной форме;
Notary means [***], notary of the city of Moscow, whose notary's office is located at the Russian Federation, Moscow, [***], unless otherwise agreed by the Parties in writing;
"Обременение" означает любое право любого лица (включая любое право на приобретение или передачу, опцион, предварительный договор, преимущественное право, право конвертации или право аренды), любую ипотеку, залог, обеспечение, право удержания, уступку прав, заклад, обеспечительное право, право безвозмездного пользования, установленные на основании договора, применимого законодательства, акта Государственного органа, в том числе решения (определения) суда в отношении соответствующего имущества, любые соглашения (включая соглашения об установлении доверительного управления) или договоренности об обеспечении, или любое соглашение о создании любого из вышеперечисленного;

Encumbrance means any right of any person (including any right to acquire or transfer, option, pre-contract, preemptive right, conversion right or lease right), any mortgage, pledge, security, lien, assignment, welshing, security right, the right of gratuitous use established on the basis of an agreement, applicable law, an act of the Governmental Authority, including a court judgment (determination) in relation to the relevant property, any agreements (including trust deeds) or arrangements for security, or any agreement on the creation of any of above;

"Общество" означает Общество с ограниченной ответственностью Инвестиционная компания "Фридом Финанс", учрежденное в соответствии с законодательством Российской Федерации, зарегистрированное за основным государственным регистрационным номером (ОГРН) 1107746963785 по адресу: Российская Федерация, 123112, город Москва, 1-ый Красногвардейский проезд, дом 15, офис 18.02;

Company means Freedom Finance Investment Company Limited Liability Company, established under the laws of the Russian Federation, registered under the Primary State Registration Number (OGRN) 1107746963785 at the Russian Federation, 123112, Moscow, 1st Krasnogvardeiskiy proezd 15, office 18.02;

"Обычная хозяйственная деятельность" означает совершение сделок и совершение иных действий, которые по своим основным условиям не отличаются существенно от аналогичных сделок и иных действий, которые обычно совершались до соответствующей даты соответствующим лицом за последние три (3) года, при условии, что (а) любые различия в сделках или действиях Компаний Группы за последние семь (7) месяцев, о которых известно Покупателю, не считаются действиями, отличающимися от Обычной хозяйственной деятельности таких компаний, и (b) любая деятельность Продавца или Компании Группы, связанная с миграцией существующих клиентов Компаний Группы и их нероссийских инвестиционных активов в другие компании в рамках Группы Продавца, не считается деятельностью, которая отличается от Обычной хозяйственной деятельности для целей настоящего Договора;

Normal Course of Business means the making of transactions and performance of other actions that, in terms of their main conditions, do not differ materially from similar transactions and other actions that have been ordinarily and usually made before the relevant date by the relevant person over the past three (3) years, provided that (a) any differences in transactions or actions by the Group Companies over the past seven (7) months of which the Purchaser is aware shall not be deemed to be activities that differ from the Normal Course of Business of such companies and (b) any activities by the Seller or a Group Company related to the migration of existing clients of Group Companies and their non-Russian investment assets to other companies within the Seller’s Group shall not be deemed to be an activity that differs from the Normal Course of Business for purposes of this Agreement;

"Обязательство по ДКП Дочерней казахстанской компании" означает платежное обязательство Продавца перед Обществом по ДКП Дочерней казахстанской компании в размере 6 633 279 632 (шести миллиардов шестисот тридцати трех миллионов двухсот семидесяти девяти тысяч шестисот тридцати двух) рублей;
Obligation under the Kazakhstan Subsidiary SPA means the payment obligation of the Seller to the Company under the Kazakhstan Subsidiary SPA in the amount of 6,633,279,632 rubles;

"ОПБУ" означает общепринятые принципы бухгалтерского учета в Соединенных Штатах Америки на соответствующую дату, вне зависимости от их признания Государственными органами для применения на территории Российской Федерации;

GAAP means generally accepted accounting principles in the United States of America on the relevant date, regardless of their recognition by the Governmental Authorities for application in the territory of the Russian Federation;

"Отчетность" означает следующую отчетность:	Financial Statements mean the following financial statements:
(i)в отношении каждой Компании Группы (отдельно) - прошедшую аудиторскую проверку годовую бухгалтерскую отчетность за 2021 год, подготовленную в соответствии с РСБУ;	(i)with respect to the Group Companies (separately) - audited annual financial statements for 2021 prepared in accordance with RAS;
(i)в отношении Компаний Группы (консолидировано) – прошедшую аудиторскую проверку годовую бухгалтерскую отчетность за год, закончившийся 31 марта 2022 года, подготовленную в соответствии с ОПБУ;	(i)with respect to Group Companies (consolidated) audited annual financial statements for the year ended March 31, 2022 prepared in accordance with GAAP;
"Платеж переводом" имеет значение, установленное в пункте 3.1.2;	Payment by Transfer has the meaning set forth in Clause 3.1.2;
"Покупная цена" имеет значение, установленное в пункте 3.1;	Purchase Price has the meaning set forth in Clause 3.1;
"Предельная дата" означает 1 марта 2023 года или иная дата, согласованная Сторонами в соответствии с пунктом 4.3.1;	Final Date means March 01, 2023 or such other date as agreed by the Parties in accordance with Clause 4.3.1;
"Рабочий день" означает день, который не является субботой, воскресеньем или государственным праздником в г. Москва (Российская Федерация) и г. Лас-Вегас (Соединенные Штаты Америки), в который банки открыты для осуществления обычной деятельности;
Business Day means any day other than a Saturday, Sunday or public holiday in Moscow (Russian Federation) and Las Vegas (USA), when banks are open for the transaction of normal banking business;
"РАЦ" имеет значение, установленное в пункте 12.2;	RAC has the meaning set forth in Clause 12.2;

"РСБУ" означает российские стандарты бухгалтерского учета (комплекс правил бухгалтерской и финансовой отчетности, принятых для использования в Российской Федерации в соответствии с Федеральным законом от 6 декабря 2011 года № 402-ФЗ "О бухгалтерском учете" и иным применимым законодательством Российской Федерации по состоянию на соответствующую дату);

RAS means Russian Accounting Standards (a set of accounting and financial reporting rules adopted for use in the Russian Federation in accordance with Accounting Federal Law No. 402-FZ of December 6, 2011 and other applicable laws of the Russian Federation as of relevant date);

"Санкции" означает экономические, финансовые или иные санкции, торговые эмбарго или ограничительные меры, введенные Соединенными Штатами Америки, Советом Безопасности Организации Объединенных Санкций, Европейским Союзом (его странами-участницами) или Соединенным Королевством;

Sanctions means economic, financial and other sanctions, trade embargos and other restrictive measures imposed by the United States of America, United Nations Security Council, European Union (its member states) or United Kingdom;

"Специальная отчетность" означает всю отчетность Компаний Группы за последний календарный год, подготовка которой требуется в отношении кредитных организаций и профессиональных участников рынка ценных бумаг в соответствии с применимым законодательством (в том числе требованиями ЦБ РФ);

Special Reporting means all financial statements of the Group Companies for the last calendar year, which preparation is required in relation to credit institutions and professional participants in the securities market in accordance with applicable laws (including the requirements of the Central Bank of the Russian Federation);

"СРО" означает:	SRO means:
(i)применительно к Обществу:	(i)in relation to the Company:
•Национальную ассоциацию участников фондового рынка; и	•National Association of Stock Market Participants; and
•Некоммерческое партнерство развития финансового рынка РТС;	•Non-commercial partnership for the development of the financial market RTS;
(i)применительно к Банку:	(i)in relation to the Bank:

•Ассоциацию банков России;	•Association of Banks of Russia;
•Ассоциацию российских банков;	•Association of Russian Banks;
•Российскую национальную ассоциацию СВИФТ;	•Russian National SWIFT Association;
•Московскую международную валютную ассоциацию;	•Moscow International Currency Association;
•Национальную ассоциацию участников фондового рынка;	•National Association of Stock Market Participants;
•Некоммерческое партнерство "Национальный совет финансового рынка"; и	•Non-commercial partnership "National Council of the Financial Market"; and
•Саморегулируемую организацию "Национальная финансовая ассоциация";	•Self-regulatory organization "National Financial Association";
"Сумма зачета" имеет значение, установленное в пункте 3.1.1;	Setoff Amount has the meaning set forth in Clause 3.1.1;
"Существенное неблагоприятное изменение" означает событие, факт, явление, обстоятельство, изменение, которое, по обоснованному мнению Покупателя, оказывает существенное негативное воздействие на положение (финансовое или иное), хозяйственную деятельность, активы или обязательства Компаний Группы;

Material Adverse Change means an event, fact, phenomenon, circumstance, change that, in the reasonable opinion of the Buyer, has a material adverse effect on the position (financial or otherwise), business, assets or liabilities of the Group Companies;

"Существенные заверения" означает Заверения Продавца, указанные в параграфах 2, 3, 5 и 6 Приложения 2;	Material Representations means Seller’s Representations set forth in paragraphs 2, 3, 5 and 6 of Schedule 2;
"Уведомление" имеет значение, установленное в пункте 13.8.1;	Notice has the meaning set forth in Clause 13.8.1;
"Условия" имеет значение, установленное в пункте 4.1;	Condition Precedent has the meaning set forth in Clause 4.1;

"ФФ АВТО" означает Общество с ограниченной ответственностью Инвестиционная компания "ФФ АВТО", учрежденное в соответствии с законодательством Российской Федерации, зарегистрированное за основным государственным регистрационным номером (ОГРН) 1227700409364 по адресу: Российская Федерация, 123112, город Москва, 1-ый Красногвардейский проезд, дом 15, этаж 10, помещения 10.03, 10.11; и

FF AUTO means Investment Company FF AUTO Limited Liability Company, established in accordance with the legislation of the Russian Federation, registered under the main state registration number (OGRN) 1227700409364 at the address: Russian Federation, 123112, Moscow, 1st Krasnogvardeisky proezd, 15, floor 10, rooms 10.03, 10.11.

"ЦБ РФ" означает Центральный банк Российской Федерации.	CBR means the Central Bank of the Russian Federation.
1.1Заголовки	1.1Headings
Заголовки не должны оказывать влияние на толкование настоящего Договора.	Headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.
1.1Пункты	1.1Clauses
Ссылки на настоящий Договор распространяются на Приложения к нему. Ссылки на пункты и Приложения являются ссылками на пункты настоящего Договора и на приложения к нему. Ссылки на параграфы являются ссылками на параграфы Приложений.

References to this Agreement include Schedules hereto. References to Clauses and Schedules are to the Clauses of and Schedules to this Agreement. References to paragraphs are to paragraphs of the relevant Schedule.

1.1Множественное число	1.1Plural
Слова, используемые в настоящем Договоре в единственном числе, включают в себя и значение множественного числа, и наоборот.	Words in the singular shall include the plural and in the plural shall include the singular.
1.1Валюта	1.1Currency
Ссылки на рубли являются ссылками на законную валюту Российской Федерации. Ссылки на доллары США являются ссылками на законную валюту Соединенных Штатов Америки.	References to rubles are to the lawful currency of the Russian Federation. References to US dollars are to the lawful currency of the United State of America.
1.1Применимое законодательство	1.1Applicable Law

Ссылки на применимое законодательство включают ссылки на федеральные конституционные законы, федеральные законы и иные нормативно-правовые акты Российской Федерации и субъектов Российской Федерации, включая, указы Президента, постановления Правительства, нормативно-правовые и ненормативные правовые акты Центрального банка Российской Федерации, иные подзаконные нормативные и ненормативные акты Государственных органов, законы, статуты, конституции, международные договоры, правила, руководящие указания, ордонансы, указы, директивы, кодексы, постановления, приказы, определения, распоряжения любого Государственного органа в юрисдикции, в которой любая Сторона осуществляла или осуществляет свою деятельность, или любой другой юрисдикции, которые влияют и правомочны влиять на соответствующее лицо или соответствующий вопрос, деятельность, событие.

References to applicable law include federal constitutional laws, federal laws and other regulations of the Russian Federation and constituents of the Russian Federation, including President decrees, Government decrees, regulations and rulings of the Central Bank of the Russian Federation, other sub-statutory regulations and rulings of Governmental Authorities, laws, statutes, constitutions, international treaties, rules, guidelines, ordinances, decrees, directives, codes, resolutions, orders, determinations, directions of any Governmental Authority in the jurisdiction in which any Party has carried out or is carrying out its activities, or any other jurisdiction that influences and is entitled to influence the relevant person or the relevant issue, activity, or event.

1.1Слова без ограничительного значения	1.1Words without limiting meaning
Слова "включать", "включая", "в частности", "в том числе", "например" или какие-либо аналогичные слова не подлежат толкованию как подразумевающие какое-либо ограничение общего характера предшествующих им слов.
The words "include", "including", "in particular", "for example" or any similar words shall not be construed as implying any limitation on the generality of the words preceding those words.
1.1Отсылки ко времени	1.1Time references

Отсылки ко времени суток являются отсылками ко времени в г. Москва, Российская Федерация, если не указано иное.	References to the time of day are to the time in Moscow, Russian Federation, unless otherwise stipulated.
1.1Изменение нормативных актов	1.1Amendments to Regulations
Ссылки на нормативный акт или положение нормативного акта включают такой нормативный акт или положение, с вносимыми время от времени изменениями, в новой редакции или с учетом консолидации нормативных актов, как до, так и после даты заключения настоящего Договора, в той мере, насколько такие изменения, принятие в новой редакции или консолидация применяются или могут применяться к любым сделкам, заключаемым в соответствии с настоящим Договором, при условии, что никакие положения настоящего пункта 1.9 не являются основанием увеличения ответственности любой Стороны по сравнению с объемом ответственности, который существовал бы в отсутствие настоящего пункта 1.9.

References to regulation or provision of regulation include such regulation or provision, as amended from time to time, as restarted, or as consolidated, either before or after the date of this Agreement, to the extent that such amendments, restarting or consolidation is applied or may be applied to any transactions contemplated hereby, provided that nothing in this Clause 1.9 shall be the ground for increasing the liability of any Party in comparison with the scope of liability which would have existed in the absence of this clause 1.9.

2.ПРЕДМЕТ ДОГОВОРА	2.SUBJECT MATTER
1.1С учетом положений пункта 4 ниже, Продавец обязуется передать в собственность (продать) Покупателю, а Покупатель обязуется принять (купить) Долю, свободную от любых Обременений, и уплатить за нее Покупную цену на условиях, указанных в настоящем Договоре.

1.1Subject to the Clause 4 below, the Seller undertakes to transfer (sell) the Interest into the ownership of the Buyer, and the Buyer undertakes to accept (purchase) the Interest and to pay the Purchase Price pursuant to the terms and procedures as provided hereby.

1.1Стороны подтверждают, что:	1.1The Parties hereby acknowledge and confirm that:
1.1.1настоящий Договор не является "предварительным договором" в значении статьи 429 ГК РФ;	1.1.1this Agreement is not a "preliminary agreement" within the meaning of Article 429 of the Civil Code;

1.1.1настоящий Договор не является "рамочным договором" в значении статьи 429.1 ГК РФ;	1.1.1this Agreement is not a "framework agreement" within the meaning of Article 429.1 of the Civil Code;
1.1.1для целей абзацев 1 и 3 пункта 11 статьи 21 Закона об ООО:	1.1.1for the purposes of paragraphs 1 and 3 of Clause 11 of Article 21 of the LLC Law:
(i)настоящий Договор является "договором, устанавливающим обязательство совершить при возникновении определенных обстоятельств или исполнении другой стороной встречного обязательства сделку, направленную на отчуждение доли или части доли в уставном капитале общества", и не требует нотариального удостоверения; и

(i)this Agreement is "an agreement establishing an obligation to enter into transaction aimed at the alienation of the Interest or part of the Interest in the authorized capital of the company, subject to certain circumstances or the fulfillment of counter obligation by the other party", and does not require notary certification; and

(i)сделка, предусмотренная ДКП, является "сделкой, направленной на отчуждение доли или части доли в уставном капитале общества", и подлежит нотариальному удостоверению;
(i)the transaction contemplated by the Transfer Form is "a transaction aimed at the alienation of the Interest or part of the Interest in the authorized capital of the company", and is subject to notary certification;

1.1.1в случае каких-либо неясностей или противоречий между положениями настоящего Договора, с одной стороны, и ДКП, с другой стороны, положения настоящего Договора имеют преимущество, и Стороны соответственно должны использовать все свои права и полномочия для того, чтобы привести в действие положения настоящего Договора; и

1.1.1In case of any uncertainty or conflict between the provisions of this Agreement and the Transfer Form, the provisions of this Agreement shall prevail, and the Parties shall accordingly exercise all their rights and powers in order to bring the provisions of this Agreement to the effect; and

1.1.1исполнение Покупателем обязательства по уплате покупной цены за Долю по ДКП является надлежащим исполнением Покупателем его обязательства по уплате Покупной цены в соответствии с настоящим Договором.

1.1.1The fulfillment by the Buyer of the obligation to pay the Purchase Price for the Interest under the Transfer Form is the proper fulfillment by the Buyer of his obligation to pay the Purchase Price hereunder.

3.ПОКУПНАЯ ЦЕНА	3.PURCHASE PRICE
1.1Покупная цена за Долю составляет 140 000 000 (сто сорок миллионов) долларов США ("Покупная цена") и состоит из:	1.1The Purchase Price for the Interest is 140,000,000 (one hundred and forty million) US dollars (the "Purchase Price") which shall include:
1.1.1суммы, равной размеру Обязательства по ДКП Дочерней казахстанской компании, в долларах США по официальному курсу ЦБ РФ на Дату закрытия ("Сумма зачета"); и	1.1.1an amount equal to the amount of the Obligation under the Kazakhstan Subsidiary SPA, in US dollars at the official exchange rate of the CBR on the Closing Date (the "Setoff Amount"); and
1.1.1разницы между 140 000 000 (ста сорока миллионами) долларов США и Суммой зачета ("Платеж переводом").	1.1.1the difference between 140,000,000 (one hundred and forty million) US Dollars and the Setoff Amount (the "Payment by Transfer").
1.1Покупатель обязуется уплатить Платеж переводом Продавцу в Дату закрытия путем перевода на Банковский счет Продавца. Обязательство Покупателя по оплате Платежа переводом считается исполненным в момент зачисления суммы, равной Платежу переводом, (без каких-либо удержаний, вычетов и зачетов) на Банковский счет Продавца.

1.1The Buyer undertakes to pay the Payment by Transfer to the Seller on the Closing Date to the Seller’s Bank Account. The Buyer's obligation to pay the Payment by Transfer shall be deemed performed when the Payment by Transfer (without any withholding, deductions and set-off) has been credited to the Seller's Bank Account.

1.1Стороны соглашаются оформить уступку прав требования по уплате Обязательства по ДКП Дочерней казахстанской компании от Общества к Покупателю и совершить зачет Обязательства по ДКП Дочерней казахстанской компании против обязательства Покупателя по уплате Суммы зачета до или в Дату перехода, но не позже нее.

1.1The Parties agree to formalize assignment of the Obligation under the Kazakhstan Subsidiary SPA by the Company to the Buyer and set-off of the Obligation under the Kazakhstan Subsidiary SPA against the obligation of the Buyer to pay the Setoff Amount on or before the Transfer Date, but not later.

1.1Стороны соглашаются, что с момента передачи Доли от Продавца к Покупателю и до полной оплаты Покупателем Покупной цены право залога Продавца в отношении Доли, предусмотренное пунктом 5 статьи 488 ГК РФ, не возникает.

1.1The Parties agree that from the moment the Interest is transferred from the Seller to the Buyer and until the Buyer fully pays the Purchase Price, the Seller's right of pledge in respect of the Interest stipulated in paragraph 5 of Article 488 of the Civil Code does not arise.

1.1Стороны подтверждают, что, устанавливая Покупную цену, они полагались на полную достоверность Заверений Продавца на Дату договора и Дату закрытия.	1.1The Parties acknowledge that, in setting the Purchase Price, they have relied on the complete certainty of the Seller's Representations as of the Date of Agreement and the Closing Date.
4.ПРЕДВАРИТЕЛЬНЫЕ УСЛОВИЯ	4.CONDITION PRECEDENT
1.1Исполнение Сторонами обязательств, предусмотренных пунктом 6, обусловлено выполнением следующих обстоятельств до Предельной даты (включительно) ("Условия"):	1.1The fulfillment by the Parties of the obligations stipulated in Clause 6 is subject to the fulfillment of the following circumstances prior to the Final Date (inclusive) (Condition Precedent):
1.1.1выдача безусловного (или на условиях, разумно приемлемых для Покупателя) согласия ЦБ РФ на установление Покупателем контроля в отношении участника Банка, владеющего более 10% долей Банка. Приемлемость условий, включенных в согласие ЦБ РФ, для Покупателя подтверждается направлением Покупателем соответствующего Уведомления Продавцу;

1.1.1obtaining of the unconditional (or on conditions reasonably acceptable to the Buyer) consent of the CBR for the Buyer to establish control over a Bank member holding more than 10% of the Bank's shares is issued. The acceptability of the conditions contained in the CBR consent is confirmed by the relevant Buyer's Notice delivered to the Seller;

1.1.1получение всех других разрешений Государственных органов, необходимых Покупателю для совершения сделок, предусмотренных настоящим Договором, если применимо;	1.1.1obtaining of all other consents of Governmental Authorities required for the Buyer for the consummation of the transactions contemplated by this Agreement, if applicable;

1.1.1завершение продажи Обществом всех акций в уставном капитале Дочерней казахстанской компании в пользу Продавца в соответствии с ДКП Дочерней казахстанской компании; и	1.1.1completion of the sale by the Company of all shares in the authorized capital of the Kazakhstan Subsidiary to the Seller pursuant to the Kazakhstan Subsidiary SPA; and
1.1.1продажа Обществом всех долей в уставном капитале ФФ АВТО.	1.1.1completion of the sale by the Company of all its interest in the charter capital of FF AUTO.
1.1Продавец обязуется в течение 7 (семи) Рабочих дней с даты соответствующего запроса Покупателя предоставить Покупателю и обязуется обеспечить, осуществляя права участника Общества и/или права Контроля в отношении Банка, чтобы Компании Группы предоставили в указанный срок информацию и документы, необходимые для подготовки ходатайства на получение согласия ЦБ РФ, указанного в пункте 4.1.1, или запрошенные ЦБ РФ в связи с таким ходатайством.

1.1The Seller undertakes, within Seven (7) Business Days from the date of the relevant Buyer's request, to provide the Buyer and to ensure by exercising the rights of a member of the Company and/or the rights of Control in relation to the Bank that the Group Companies provide, within the designated time, the information and documents necessary to prepare the application to obtain the CBR consent referred to in Clause 4.1.1 or requested by the CBR in connection with such application.

1.1Если какое-либо из Условий не выполнено до Предельной даты (включительно):	1.1If any of the Condition Precedent is not met prior to the Final Date (inclusive):
1.1.1Стороны вправе, действуя разумно, согласовать в письменной форме иную дату в качестве Предельной даты, продлив срок выполнения Условий соответствующим образом; и	1.1.1The Parties acting reasonably may agree in writing a different date as the Final Date extending the term of the Condition Precedent as appropriate; and
1.1.1любая из Сторон вправе по собственному усмотрению отказаться от Договора (его исполнения) путем направления Уведомления другой Стороне в соответствии со статьей 450.1 ГК РФ.	1.1.1either Party may at its sole discretion terminate the Agreement (its execution) by sending a Notice to the other Party in accordance with Article 450.1 of the Civil Code.
5.ОБЯЗАТЕЛЬСТВА ПРОДАВЦА ДО ЗАКРЫТИЯ	5.SELLER'S OBLIGATIONS PRIOR TO THE CLOSING

1.1С учетом положений пункта 5.2 ниже и с учетом возможных изменений в операционной деятельности в связи с текущими или возможными санкциями и анти-санкционными мерами и другими изменениями в применимом праве, Продавец обязуется обеспечить, в том числе соответствующим образом осуществляя права участника Общества и/или права Контроля в отношении Банка, чтобы с Даты договора до Даты перехода (включительно) каждая Компания Группы осуществляла свою хозяйственную деятельность в порядке, не отличающемся от Обычной хозяйственной деятельности, имевшей место до Даты договора, и, в частности, не совершала сделки и не осуществляла действия, которые существенным образом отличаются от сделок и/или действий, которые совершались или предпринимались такой Компанией Группы в процессе осуществления Обычной хозяйственной деятельности, имевшей место до Даты договора, если иное не согласовано с Покупателем в письменной форме. Во избежание сомнений, осуществление Продавцом и Обществом сделок, предусмотренных ДКП Дочерней казахстанской компании, исключается из положений настоящего пункта.

1.1Subject to Clause 5.2 below and save for the changes in business due to existing and potential sanctions, counter-sanction measures and other changes in applicable law, the Seller undertakes to ensure, including by appropriately exercising the rights of a member of the Company and/or the rights of Control in relation to the Bank, that from the Date of Agreement to the Transfer Date (inclusive), each Group Company conducts its business activities in a manner that does not differ from the Normal Course of Business as prior to the Date of Agreement and, in particular, has not entered into transactions or involved in activities that are materially different from the transactions and/or activities that were entered into or undertaken by such Group Company in the Normal Course of Business prior to the Date of Agreement, unless otherwise agreed with the Buyer in writing. For the avoidance of doubt transactions of the Seller and the Company pursuant to the Kazakhstan Subsidiary SPA shall be excluded from the provisions of this clause.

1.1Без ущерба для общего характера пункта 5.1, Продавец обязуется без предварительного письменного согласия Покупателя (не должно быть необоснованно задержано или в нем не должно быть необоснованно отказано) не совершать между Датой заключения и Датой перехода (включительно) действия, а также обязуется обеспечить, в том числе соответствующим образом осуществляя права участника Общества и/или права Контроля в отношении Банка, чтобы между Датой договора и Датой перехода (включительно) Компании Группы не совершали действия, которые в каждом случае направлены на, влекут или могут повлечь наступление следующих событий или обстоятельств:

1.1Without prejudice to the generality of Clause 5.1, the Seller undertakes, without the prior written consent of the Buyer (not to be unreasonably withheld or delayed), not to take any action between the Date of Agreement and the Transfer Date (inclusive), and also undertakes to ensure, including by appropriately exercising the rights of a member of the Company and/or rights of Control in relation to Bank so that between the Date of Agreement and the Transfer Date (inclusive), the Group Companies do not take actions that in each case are aimed at, entail or may entail the occurrence of the following events or circumstances:

1.1.1внесение изменений в устав и внутренние документы какой-либо Компании Группы, если это не требуется в соответствии с применимым законодательством;	1.1.1amending the Articles of Association and internal documents of any Group Company unless doing so is required under applicable law;
1.1.1реорганизация или ликвидация какой-либо Компании Группы;	1.1.1corporate restructuring or winding-up of any Group Company;
1.1.1изменение, отзыв, аннулирование или приостановка какой-либо из Лицензий, отказ от какой-либо Лицензии;	1.1.1modification, revocation, cancellation or suspension of any of the Licenses, waiver of any License;
1.1.1прекращение участия Компаний Группы в соответствующих СРО;	1.1.1termination of participation of the Group Companies in the respective SROs;
1.1.1изменение размера уставного капитала Компаний Группы;	1.1.1change in the size of the authorized capital of the Group Companies;
1.1.1совершение любых сделок в отношении Доли или Дочерней доли (включая отчуждение, требование о выкупе и выход из Компаний Группы), создание каких-либо Обременений в отношении Доли или Дочерней доли (их частей), изменение размера Доли или Дочерней доли или объема прав, предоставляемых Долей или Дочерней долей, за исключением сделок, предусмотренных ДКП дочерней казахстанской компанией;

1.1.1making any transactions in relation to the Interest or the Subsidiary Interest (including alienation, demand for redemption and withdrawal from the Group Companies), creating any Encumbrances in relation to the Interest or the Subsidiary Interest (parts thereof), changing the size of the Interest or the Subsidiary Interest or volume the rights conferred by the Interest or the Subsidiary Interest except for the transactions under the Kazakhstan Subsidiary SPA;

1.1.1изменение состава органов управления и должностных лиц Компаний Группы, за исключением случаев, когда их полномочия истекли по решениям об их избрании (назначении), принятым до Даты договора, и случаев увольнения по собственному желанию, или по иным причинам вне контроля Продавца;

1.1.1change in the composition of the management bodies and officials of the Group Companies, except for cases when their powers expired under resolutions of their election (appointment) made before the Date of Agreement, voluntary dismissal or other reasons beyond Seller’s control;

1.1.1приобретение Компанией Группы акций/долей в уставных капиталах других юридических лиц, за исключением обычной инвестиционной деятельности, осуществляемой Копаниями Группы;	1.1.1acquisition by the Group Company of shares/interest in the authorized capitals of other legal entities, save for ordinary investment activities procured by the Group Companies;
1.1.1распределение прибыли любой Компании Группы;	1.1.1distribution of profits of any Group Company;
1.1.1совершение Компанией Группы любой сделки (нескольких взаимосвязанных сделок) или принятие решения о совершении сделки (нескольких взаимосвязанных сделок), а также изменение ранее совершенных сделок, цена, расходы или размер обязательств или ответственности Компаний Группы по которым превышает 10% Покупной цены (либо эквивалент этой суммы в другой валюте), за исключением сделок в рамках Обычной хозяйственной деятельности и сделок, предусмотренных ДКП Дочерней казахстанской компании и продажи Обществом доли в уставном капитале ФФ Авто; и

1.1.1making by any Group Company of any transaction (several interconnected transactions) or the resolution to enter into transaction (several interconnected transactions), as well as changes in previously executed transactions, the price, costs or amount of obligations or liability of the Group Companies for which exceeds 10% of the Purchase Price (or the equivalent of that amount in another currency), except for transactions in the Normal Course of Business, the transactions under the Kazakhstan Subsidiary SPA and the sale by the Company of the participation interest in the authorized capital of FF Auto;

1.1.1безвозмездная передача имущества, безвозмездное выполнение работ или оказание услуг Компании Группы.	1.1.1gratuitous transfer of property, gratuitous performance of work or provision of services to the Group Company;
1.1Продавец обязуется незамедлительно, и в любом случае не позднее [***]Рабочих дней с даты, когда ему стало известно об этом, уведомлять Покупателя в письменной форме о любых фактах, событиях и обстоятельствах, которые составляют или могут составить нарушение обязательств Продавца, предусмотренных пунктами 5.1 - 5.2 выше.

1.1The Seller undertakes to immediately and, in any case, no later than [***] Business Days as of the day when it becomes aware notify the Buyer in writing of any facts, events and circumstances that constitute or may constitute a breach of the Seller's obligations under Clauses 5.1 - 5.2 above.

1.1Стороны соглашаются, что в случае существенного нарушения Продавцом какого-либо из обязательств, указанных в пунктах 5.1 - 5.2 выше, Покупатель вправе в любое время до Даты закрытия в одностороннем порядке отказаться от настоящего Договора (его исполнения) в соответствии со статьей 450.1 ГК РФ путем направления Уведомления Продавцу.

1.1The Parties agree that in the event of a material breach by the Seller of any of the obligations stipulated in Clauses 5.1 - 5.2 above, the Buyer may at any time prior to the Closing Date unilaterally terminate this Agreement (its execution) in accordance with Article 450.1 of the Civil Code by sending a Notice to the Seller.

6.ЗАКРЫТИЕ	6.CLOSING
1.1Дата и место	1.1Date and Place
Закрытие произойдет в 10:00 в офисе Нотариуса на 10-ый Рабочий день после того, как все Условия были выполнены или получено соответствующее Уведомление о том, что они считаются выполненными, либо в таком ином месте, в такое время и дату, которые будут согласованы между Покупателем и Продавцом в письменной форме или по электронной почте.

Closing will take place at 10:00 at the Notary's office on the 10th Business Day after all Condition Precedent have been met or the appropriate Notice that they are deemed to be met has been received, or at such other place, and at such time and date as to be agreed between the Buyer and the Seller in writing or by email.

1.1Действия на Закрытии	1.1Actions at Closing
На Закрытии Продавец и Покупатель исполняют свои соответствующие обязательства в соответствии с Приложением 4 в порядке очередности, предусмотренной в вышеуказанном Приложении.	At the Closing, the Seller and the Buyer shall fulfill their respective obligations in accordance with Schedule 4 in the order of priority set out in such Schedule.
1.1Последствия нарушения обязательств на Закрытии	1.1Consequences of Breach of Obligations at Closing
Если какая-либо Сторона не исполнит какое-либо обязательство на Закрытии, указанное в Приложении 4, другая Сторона вправе:	If either Party fails to comply with any Closing obligation set out in Schedule 4, the other Party may:
1.1.1в одностороннем порядке отказаться от настоящего Договора (его исполнения) в соответствии со статьей 450.1 ГК РФ;	1.1.1unilaterally terminate this Agreement (its execution) in accordance with Article 450.1 of the Civil Code;

1.1.1определить новую дату Закрытия (которая должна наступить не позднее 20 (двадцати) Рабочих дней после первоначальной даты Закрытия) и направить Уведомление об этом другой Стороне; и	1.1.1determine a new Closing Date (which should be no later than Twenty (20) Business Days after the original Closing Date) and send a respective Notice to the other Party; and
1.1.1требовать возмещения причиненных ей убытков.	1.1.1pursue cost recovery for losses.
7.ОБЯЗАТЕЛЬСТВА ПОКУПАТЕЛЯ ПОСЛЕ ДАТЫ ПЕРЕХОДА	7.BUYER'S OBLIGATIONS AFTER THE TRANSFER DATE
1.1Покупатель обязуется в течение [***] дней с Даты перехода обеспечить прекращение использования наименования, логотипа, подписей, корпоративного стиля и дизайна Группы Продавца, включая, но не ограничиваясь маркетинговыми материалами, адресами электронной почты, сайтом, плакатами, вывесками на зданиях таким образом, чтобы Покупатель никак не использовал фразу "Фридом Финанс" и/или аббревиатуры "ФФ", "ФФИН" и иные словосочетания или сокращения, которые обычно использовались до Даты перехода Обществом или которые обычно используются Группой Продавца.

1.1Buyer must, no later than [***] days from the Transfer Date, cease the use of the name, logo, sign, corporate identity or design of the Seller’s Group, including but not limited to marketing materials, email addresses, website, placards, or building signs so that Buyer does not in any way use the phrase "Freedom Finance" and/or the abbreviations "FF", "FFIN", or other phrases or abbreviations which were commonly known to be used by the Company prior to the Transfer Date or which are commonly known to be used by the Seller's Group.

1.1Покупатель обязуется приложить все разумные усилия для скорейшего достижения полной независимости Компаний Группы от информационных систем, цифровых торговых систем, программных комплексов и других интеграций, которые на Дату Договора используются Группой Продавца совместно, и прекратить их использование не позднее [***] календарных дней с Даты перехода. На Дату закрытия и в течение [***] календарных дней с Даты перехода Компании Группы будут использовать такие системы на основании лицензии, предоставляемой компанией Группы Продавца. В случае если по истечении [***]календарных дней с Даты перехода Компании Группы не смогут достичь независимости в отношении каждой такой системы, оставшиеся системы, используемые Компаниями Группы, должны использоваться на основании лицензии, предоставляемой компаниями Группы Продавца, и компании Группы Продавца будут иметь право на разумную компенсацию в соответствии с указанной лицензией. В случае если по истечении [***]календарных дней с Даты перехода Компании Группы не смогут достичь указанной независимости в отношении каждой такой системы, компании Группы Продавца будут иметь право на пересмотр условий таких лицензий или будут иметь право прекратить такую лицензию и доступ к системам.

1.1Buyer undertakes to use all reasonable efforts to expeditiously achieve full independence of the Group Companies from information systems, digital trading systems, software systems and other integrations, which as of the Agreement Date are jointly used by the companies of the Seller's Group, and to terminate use thereof no later than [***] days from the Transfer Date. As of the Closing Date and [***]calendar days after the Transfer Date, the Group Companies will use such systems on the basis of a license provided by the companies of the Seller’s Group. If upon the expiry of [***] calendar days after the Transfer Date the Group Companies have failed to achieve independence with regard to any such systems, any remaining systems used by the Group Companies shall be used thereafter on the basis of a license provided by the companies of the Seller’s Group, and the companies of the Seller’s Group will be entitled to reasonable compensation under said license. If upon the expiry of [***] calendar days after the Transfer Date the Group Companies have failed to achieve independence with regard to any such systems, the companies of the Seller’s Group will be entitled to renegotiate the terms of such license or terminate such license and access to the systems.

8.ЗАВЕРЕНИЯ ПРОДАВЦА	8.SELLER'S REPRESENTATIONS
1.1Заверения об обстоятельствах	1.1Representations of Circumstances
1.1.1Продавец предоставляет Покупателю в соответствии с пунктом 1 статьи 431.2 ГК РФ Заверения Продавца на Дату договора, каждое из которых имеет значение для заключения и исполнения настоящего Договора.

1.1.1In accordance with paragraph 1 of Article 431.2 of the Civil Code, the Seller provides the Buyer with the Seller's Representations as of the Date of Agreement, each of which is significant for the execution and performance of this Agreement.

1.1.1Передавая Долю и подписывая ДКП, Продавец подтверждает и обязуется обеспечить достоверность Заверений Продавца на Дату закрытия.	1.1.1By transferring the Interest and signing the Transfer Form, the Seller acknowledges and undertakes to ensure the accuracy of the Seller's Representations as of the Closing Date.
1.1.1Стороны признают и соглашаются с тем, что пункты 8.2.1(i) и 8.2.2 могут повлечь за собой требования Покупателя о возмещении убытков только после Даты перехода.	1.1.1The Parties acknowledge and agree that Clauses 8.2.1(i) and 8.2.2 may give rise to claims by the Buyer for the compensation of losses only after the Transfer Date.

1.1.1Продавец не несет ответственности за нарушение Заверений Продавца в той мере, в какой Покупатель знал о таком нарушении на Дату Договора.	1.1.1The Seller shall not liable for the breach of the Seller’s Representations to the extent the Buyer was aware of such breach as of the Date of Agreement.
1.1Последствия недостоверности Заверений Продавца	1.1Consequences of the Seller's Representations
1.1.1В случае недостоверности Существенных заверений Покупатель вправе:	1.1.1If the Material Representations are inaccurate, the Buyer may:
(i)требовать возмещения Продавцом убытков, понесенных Покупателем в связи с недостоверностью соответствующих Существенных заверений; и	(i)demand Seller to compensate Buyer for any losses incurred by Buyer due to the inaccuracy of the relevant Material Representations; and
(i)в одностороннем порядке отказаться от настоящего Договора (его исполнения) до Даты закрытия в соответствии с пунктом 2 статьи 431.2 и статьей 450.1 ГК РФ путем направления Уведомления Продавцу.
(i)unilaterally terminate this Agreement (its execution) prior to the Closing Date in accordance with paragraph 2 of Article 431.2 and Article 450.1 of the Civil Code by sending a Notice to the Seller.

1.1.1В случае недостоверности Заверений Продавца, не являющихся Существенными заверениями, Покупатель вправе требовать возмещения Продавцом убытков, понесенных Покупателем в связи с недостоверностью соответствующих Заверений Продавца.

1.1.1If the Seller's Representations, which are not Material Representations, are inaccurate, the Buyer may demand the Seller to compensate the Buyer for any losses incurred by the Buyer due to inaccuracy of the relevant Seller's Representations.

1.1Уведомление о недостоверности Заверений Продавца	1.1Seller's Representations Notice of Inaccuracy

Продавец обязуется письменно уведомлять Покупателя путем направления Уведомления о любых фактах, событиях и обстоятельствах, которые являются известными Продавцу на Дату договора или могут стать известными Продавцу после Даты договора до Даты закрытия (включительно) и которые влекут или могут повлечь полную или частичную недостоверность какого-либо Заверения Продавца на Дату договора или Дату закрытия, незамедлительно после того, как Продавцу стало известно о соответствующих событиях, фактах и обстоятельствах. Такое Уведомление должно содержать подробное описание соответствующих фактов, событий и обстоятельств.

The Seller undertakes to notify the Buyer in writing by sending a Notice of any facts, events and circumstances that are known to the Seller on the Date of Agreement or may become known to the Seller after the Date of Agreement and prior to the Closing Date (inclusive) and which entail or may entail the complete or partial material inaccuracy of any Seller’s Representation as of the Date of Agreement or the Closing Date, promptly upon the Seller becomes aware of the relevant events, facts or circumstances. Such Notice shall contain a detailed description of the relevant facts, events or circumstances.

9.ЗАВЕРЕНИЯ ПОКУПАТЕЛЯ	9.BUYER'S REPRESENTATIONS
1.1Покупатель предоставляет Продавцу по смыслу пункта 1 статьи 431.2 ГК РФ Заверения Покупателя на Дату договора, каждое из которых имеет значение для заключения и исполнения настоящего Договора.
1.1Within the meaning of paragraph 1 of Article 431.2 of the Civil Code, the Buyer provides the Seller with the Buyer's Representations as of the Date of Agreement, each of which is significant for the execution and performance of this Agreement.

1.1Принимая Долю и подписывая ДКП, Покупатель подтверждает и обязуется обеспечить достоверность Заверений Покупателя на Дату закрытия.	1.1By accepting the Interest and signing the Transfer Form, the Buyer acknowledges and undertakes to ensure the accuracy of the Buyer's Representations as of the Closing Date.

1.1В случае недостоверности Заверений Покупателя Продавец вправе требовать возмещения Покупателем убытков, понесенных Продавцом в связи с недостоверностью соответствующих Заверений Покупателя.
1.1If the Buyer's Representations are inaccurate, the Seller may demand the Buyer to compensate the Seller for any losses incurred by the Seller due to such inaccuracy of the relevant Buyer's Representations.

1.1Стороны признают и соглашаются с тем, что пункт 9.3 может повлечь за собой требования Продавца о возмещении убытков только после Даты перехода.	1.1The Parties acknowledge and agree that Clause 9.3 may give rise to claims by the Seller for the compensation of losses only after the Transfer Date.
10.ОТВЕТСТВЕННОСТЬ	10.LIABILITY
1.1Ответственность Сторон по настоящему Договору определяется в соответствии с настоящим Договором и законодательством Российской Федерации.	1.1The liability of the Parties hereunder is determined in accordance with this Agreement and the laws of the Russian Federation.
1.1Убытки в связи с нарушением настоящего Договора подлежат возмещению в размере понесенного соответствующей Стороной реального ущерба. Ни одна из Сторон не обязана компенсировать упущенную выгоду в связи с нарушением настоящего Договора.

1.1Losses incurred due to breach of this Agreement shall be reimbursed in the amount of actual damage suffered by the respective Party. Neither Party shall be required to compensate for lost profit in connection with a breach of this Agreement.

1.1Во избежание сомнений, ничто в настоящем Договоре не лишает Сторону, права которой были нарушены, права требовать от нарушившей Стороны исполнения ее обязательств в натуре. Взыскание убытков в соответствии со статьей 396 ГК РФ не освобождает Сторону, не исполнившую свое обязательство, от обязанности исполнения его в натуре.

1.1For the avoidance of doubt, nothing in this Agreement deprives the Party whose rights have been violated of the right to demand from the breaching Party the performance of its obligations in kind. The recovery of losses in accordance with Article 396 of the Civil Code does not release the Party that failed to perform its obligation from the obligation to perform it in kind.

1.1В случае нарушения Стороной предусмотренного или подразумеваемого настоящим Договором обязательства по воздержанию от совершения какого-либо действия другая Сторона вправе, независимо от возмещения убытков, требовать прекращения соответствующих действий (данное требование может быть предъявлено соответствующей Стороне также в случае возникновения реальной угрозы нарушения такого обязательства).

1.1If a Party breaches the obligation provided for or implied by this Agreement to refrain from performing any action, the other Party shall have the right, regardless of recovery of losses, to demand termination of the relevant actions (this requirement may be presented to the relevant Party also in the event of a real threat of breach of such obligation).

11.КОНФИДЕНЦИАЛЬНОСТЬ	11.CONFIDENTIALITY
1.1Публичные заявления	1.1Public Pronouncements
1.1.1Никакие публичные заявления не должны делаться какой-либо Стороной или ее Аффилированными лицами либо от их имени в отношении существования или предмета настоящего Договора без предварительного письменного согласия другой Стороны за исключением случаев, когда любая Сторона обязана сделать публичное заявление в соответствии с применимым законодательством, внутренним регламентом любой признанной фондовой биржи, в котировальный список которой включены акции такой Стороны.

1.1.1No public pronouncements and statements shall be made by or on behalf of any Party or its Affiliates regarding the existence or subject matter of this Agreement without the prior written consent of the other Party, except when any Party is required to make a public pronouncement in accordance with applicable law, the internal regulations of any recognized stock exchange, where the shares of such Party are listed.

1.1.1Стороны соглашаются, что Продавец имеет право сделать публичное заявление о заключении настоящего Договора.	1.1.1The Parties agree that the Seller may make a public statement with respect to the execution of this Agreement.
1.1Обязательства по конфиденциальности	1.1Confidentiality Obligations

1.1.1С учетом положений пунктов 11.1 и 11.2.2, каждая из Сторон должна рассматривать как строго конфиденциальную и не раскрывать любую информацию, полученную или предоставленную в результате заключения настоящего Договора (или иного соглашения, заключенного в соответствии с настоящим Договором), относящуюся к:

1.1.1Subject to Clauses 11.1 and 11.2.2, each of the Parties shall treat as strictly confidential and not disclose any information received or provided as a result of execution of this Agreement (or other agreement entered into hereunder) relating to:

(i)положениям настоящего Договора или иного соглашения, заключенного в соответствии с ним; или	(i)the provisions of this Agreement or any other agreement entered into hereunder; or
(i)переговорам по настоящему Договору (или по любым иным таким соглашениям).	(i)negotiations under this Agreement (or any other such agreements).
1.1.1Пункт 11.2.1 не запрещает раскрытие любой информации, при условии и в той степени, в которой:	1.1.1Clause 11.2.1 does not prohibit the disclosure of any information, provided and to the extent that:
(i)раскрытие требуется в соответствии с применимым законодательством или требованиями любой признанной фондовой биржей, в котировальный список которой включены акции такой Стороны;	(i)such disclosure is required by applicable law or the requirements of any recognized stock exchange, where the shares of such Party are listed;
(i)раскрытие требуется для любых судебных или арбитражных разбирательств, возникающих в связи с настоящим Договором либо иным соглашением, заключенным в связи с настоящим Договором, или в соответствии с ним, либо такое раскрытие осуществляется Налоговым органам в связи с уплатой Налогов раскрывающей информацию Стороной;

(i)such disclosure is required for any litigation or arbitration arising out of or in connection with this Agreement or any other agreement entered into in connection with or pursuant to this Agreement, or such disclosure is made to the Tax Authorities in connection with the payment of Taxes by the disclosing Party;

(i)информация раскрывается профессиональным консультантам или аудиторам любой Стороны в той степени, в которой им необходима такая информация, при условии, что такие профессиональные консультанты или аудиторы обязуются соблюдать положения, аналогичные положениям пункта 11.2.1 в отношении такой информации;

(i)the information is disclosed to professional advisers or auditors of any Party to the extent that they need such information, provided that such professional advisers or auditors undertake to comply with provisions similar to the provisions of Clause 11.2.1 with respect to such information;

(i)информация является или становится общеизвестной (не вследствие нарушения настоящего Договора); или	(i)the information is or becomes public (other than as a result of breach of this Agreement); or
(i)другая Сторона дала предварительное письменное согласие на раскрытие информации.	(i)the other Party has given prior written consent to such disclosure.
12.ПРИМЕНИМОЕ ПРАВО И ПОРЯДОК РАЗРЕШЕНИЯ СПОРОВ	12.APPLICABLE LAW AND DISPUTE RESOLUTION
1.1К правам и обязанностям Сторон, предусмотренным настоящим Договором, а также к иным правоотношениям, вытекающим из настоящего Договора, подлежит применению право Российской Федерации.	1.1The rights and obligations of the Parties provided for by this Agreement, as well as other legal relations arising from this Agreement, shall be subject to the law of the Russian Federation.

1.1Все споры, разногласия или требования, возникающие из настоящего Договора или в связи с ним, в том числе касающиеся его вступления в силу, заключения, изменения, исполнения, нарушения, прекращения или действительности, подлежат разрешению путем арбитража, администрируемого Российским арбитражным центром при автономной некоммерческой организации "Российский институт современного арбитража" ("РАЦ"), в соответствии с положениями его арбитражного регламента.

1.1All disputes, disagreements or claims arising out of or in connection with this Agreement, including those relating to its entry into force, execution, modification, performance, breach, termination or validity, shall be resolved by arbitration administered by the Russian Arbitration Center under the Russian Institute of Modern Arbitration (RAC) autonomous non-profit organization, in accordance with its arbitration rules.

1.1Арбитраж (третейский суд) формируется в составе 3 (трех) арбитров. Истец назначает одного арбитра в исковом заявлении. Ответчик назначает второго арбитра в течение 30 (тридцати) календарных дней с момента получения искового заявления. Третьего арбитра, являющегося председателем арбитража, выбирают и назначают два арбитра, избранные сторонами арбитражного разбирательства или назначенные за них, в течение 15 (пятнадцати) календарных дней с момента назначения второго арбитра.

1.1Arbitration (arbitral tribunal) is composed of Three (3) arbitrators. The plaintiff appoints one arbitrator in the statement of claim. The defendant shall appoint a second arbitrator within thirty (30) calendar days of receipt of the statement of claim. The third arbitrator, who is the chairman of the arbitral tribunal, shall be selected and appointed by two arbitrators elected or appointed by the parties to the arbitration within fifteen (15) calendar days from the date of appointment of the second arbitrator.

1.1Если в установленный срок истец и (или) ответчик не воспользовались своим правом на назначение арбитра, или два арбитра не достигли соглашения по вопросу назначения председателя арбитража, такого(их) арбитра(ов) назначает РАЦ согласно его арбитражному регламенту. В таких случаях уже назначенный(ые) арбитр(ы) сохраняет(ют) свои полномочия, а оставшийся(еся) арбитр(ы) назначается(ются) в соответствии с настоящим пунктом 12.

1.1If the plaintiff and/or the defendant fail to exercise their right to appoint the arbitrator within the designated time, or if the two arbitrators fail to reach an agreement on the appointment of the chairman of the arbitral tribunal, such arbitrator(s) shall be appointed by the RAC in accordance with its arbitration rules. In such cases, the arbitrator(s) already appointed shall retain(s) their mandate and the remaining arbitrator(s) shall be (are) appointed in accordance with this Clause 12.

1.1Местом проведения арбитражного разбирательства будет г. Москва, Российская Федерация, языком арбитражного разбирательства будет русский язык. Арбитражное решение является для Сторон окончательным и вступает в силу со дня его принятия.

1.1The place of arbitration shall be Moscow, Russian Federation; the language of the arbitration will be Russian. The arbitral award is final to the Parties and comes into force from the date of its adoption.

1.1Исключается:	1.1The following is excluded:
1.1.1возможность рассмотрения государственным судом вопроса об отводе арбитров или прекращении их полномочий;	1.1.1possibility of considering the issue of disqualification of arbitrators or termination of their powers by state court;
1.1.1подача в государственный суд заявления о принятии решения об отсутствии у третейского суда компетенции в связи с вынесением третейским судом отдельного постановления о наличии компетенции как по вопросу предварительного характера.

1.1.1filing an application with a state court for a judgment on the lack of competence of the arbitral tribunal in connection with separate determination of the arbitral tribunal on the existence of competence as a matter of a preliminary nature.

13.ИНЫЕ ПОЛОЖЕНИЯ	13.MISCELLANEOUS
1.1Целостность Договора	1.1Entire Agreement
1.1.1Настоящий Договор исчерпывающим образом закрепляет договоренности Сторон в отношении вопросов, урегулированных в настоящем Договоре, на дату настоящего Договора и заменяет все предшествующие письменные или устные договоренности между Сторонами в отношении вопросов, урегулированных в настоящем Договоре.

1.1.1This Agreement constitutes the entire agreement of the Parties regarding the matters settled in this Agreement as of the date of this Agreement, and supersedes all prior written or verbal agreements between the Parties regarding the matters settled herein.

1.1.1Каждая Сторона признает и заявляет, что она не заключала настоящий Договор, полагаясь на какое-либо преддоговорное заявление, не изложенное в настоящем Договоре, и ни одна из Сторон не несет ответственности перед другой Стороной за любое преддоговорное заявление, прямо не установленное в настоящем Договоре.

1.1.1Each Party acknowledges and represents that it has not entered into this Agreement in reliance on any pre-contractual statement not set forth in this Agreement, and neither Party shall be liable to the other Party for any pre-contractual statement not expressly set forth in this Agreement.

1.1.1Для целей пункта 13.1.2 "преддоговорное заявление" означает любой проект, договоренность, обязательство, декларацию, гарантию, обещание, заявление или соглашение любого характера в письменной или иной форме, относящиеся к предмету настоящего Договора, сделанного или предоставленного любым лицом в любое время до даты подписания настоящего Договора.

1.1.1For the purposes of Clause 13.1.2, "pre-contractual statement" means any draft, arrangement, undertaking, declaration, warranty, promise, representation or agreement of any nature, whether in writing or otherwise, relating to the subject matter of this Agreement made or given by any person at any time prior to the date of signing this Agreement.

1.1.1Покупатель признает и подтверждает, что, за исключением Заверений Продавца, ни Продавец, ни Компания, ни их соответствующие Аффилированные лица, ни любые из их соответствующих представителей не сделали или не будут считаться сделавшими, и Покупатель не полагался на, не полагается и настоящим отказывается полагаться на любые другие заверения об обстоятельствах, явные или подразумеваемые, в отношении Доли или активов и имущества Компаний Группы, в том числе в отношении (а) ведения бизнеса Компании Группы после Даты закрытия или (b) вероятный успех или прибыльность бизнеса Компаний Группы после Даты закрытия.

1.1.1The Buyer acknowledges and confirms that, except for the Seller’s Representations, none of the Seller, the Company, their respective Affiliates or any of their respective representatives have made, or shall be deemed to have made, and the Buyer has not relied on, is not relying on and hereby disclaims reliance upon, any other representation, express or implied in respect of the Interest or the assets and properties of the Group Companies, including with respect to (a) the operation of the business of the Group Companies after the Closing Date or (b) the probable success or profitability of the business of the Group Companies after the Closing Date.

1.1Уступка	1.1Assignment
Стороны не вправе без предварительного письменного согласия других Сторон уступать или иным образом переводить свои права и обязанности по настоящему Договору и иным Документам по сделке.	A Party may not, without the prior written consent of the other Party, assign or otherwise transfer its rights and obligations under this Agreement and other Transaction Documents.
1.1Действие Договора	1.1Validity

1.1.1Настоящий Договор вступает в силу и становится обязательным для Сторон с момента его подписания каждой из Сторон (ее представителем) и действует до полного исполнения Сторонами принятых на себя обязательств, если ранее не будет расторгнут (иным образом прекращен) в случаях, предусмотренных законодательством Российской Федерации или настоящим Договором.

1.1.1This Agreement shall come into force and become binding on the Parties from the moment of its signing by each of the Parties (its representative) and shall remain in full force and effect until the Parties fully fulfill their obligations, unless it is terminated (otherwise cancelled) before expiry in cases stipulated by laws of the Russian Federation or this Agreement.

1.1.1Прекращение или расторжение настоящего Договора не влечет в соответствии с пунктом 2 статьи 453 ГК РФ прекращение действия пунктов 1, 10 - 13 настоящего Договора, а также не освобождает Сторону от ответственности, которая к моменту такого прекращения (расторжения) уже возникла у такой Стороны перед другой Стороной.

1.1.1Termination or cancellation of this Agreement does not entail, in accordance with paragraph 2 of Article 453 of the Civil Code, the termination of Clauses 1, 10 - 13 hereof, and also does not relieve the Party from liability, which by the time of such termination (cancellation) has already arisen from such Party to the other Party.

1.1Изменения	1.1Amendment
Любые изменения настоящего Договора вступают в силу, только если они составлены в письменной форме и подписаны Сторонами.	Any amendment hereto shall not come into force, unless they are made in writing and signed by the Parties.
1.1Односторонний отказ от Договора (его исполнения)	1.1Unilateral Repudiation of Agreement (its execution)
1.1.1Односторонний отказ от настоящего Договора (его исполнения) допускается только в случаях, указанных в настоящем Договоре.	1.1.1Unilateral repudiation of this Agreement (its execution) is allowed only in the cases stipulated herein.
1.1.1Без ущерба иным положениям настоящего Договора, Стороны согласовали, что в соответствии со статьей 450.1 ГК РФ:	1.1.1Without prejudice to the other provisions of this Agreement, the Parties agree that, in accordance with Article 450.1 of the Civil Code:

(i)в случае наступления Существенного неблагоприятного изменения Покупатель вправе в любое время до Даты закрытия в одностороннем порядке отказаться от настоящего Договора (его исполнения) путем направления Уведомления Продавцу; и
(i)in the event of a Material Adverse Change, the Buyer may, at any time prior to the Closing Date, unilaterally terminate this Agreement (its execution) by sending a Notice to the Seller; and
(i)в случае принятия какого-либо акта Государственного органа, запрещающего или существенно препятствующего совершению сделок, предусмотренных настоящим Договором, любая Сторона вправе в любое время до Даты закрытия в одностороннем порядке отказаться от настоящего Договора (его исполнения) путем направления Уведомления другой Стороне.

(i)in the event of the adoption of any act of the Governmental Authority prohibiting or significantly impeding the completion of transactions contemplated hereby, any of the Parties may, at any time prior to the Closing Date, unilaterally terminate this Agreement (its execution) by sending a Notice to the other Party.

1.1.1В случае одностороннего отказа от Договора (его исполнения) настоящий Договор считается расторгнутым (прекращенным) с того момента, когда Уведомление, направленное Стороной, совершившей односторонний отказ, считается полученным другой Стороной.

1.1.1In the event of a unilateral repudiation of the Agreement (its execution), this Agreement shall be deemed terminated (cancelled) from the moment when the Notice sent by the Party that made the unilateral repudiation is considered received by the other Party.

1.1.1Во избежание сомнений, после Даты закрытия ни одна из Сторон не имеет права в одностороннем порядке изменять или расторгать настоящий Договор или Документы по сделке.	1.1.1For the avoidance of doubt, after the Closing Date no Party shall have a right to unilaterally change or terminate this Agreement or the Transaction Documents.

1.1.1Во исполнение статьи 451 Гражданского кодекса никакое существенное изменение обстоятельств, из которых Стороны исходили при заключении настоящего Договора, не ухудшит или иным образом негативно не отразится на обязательствах Сторон, содержащихся в настоящем Договоре, а также не является основанием для одностороннего изменения или расторжения настоящего Договора.

1.1.1Pursuant to Article 451 of the Civil Code, no material change in the circumstances from which the Parties proceeded when concluding this Agreement will worsen or otherwise negatively affect the obligations of the Parties contained in this Agreement, nor will it give any of the Parties the right to unilaterally change or terminate this Agreement.

1.1Расходы	1.1Expenses
Если Стороны не согласуют иное:	Unless otherwise agreed by the Parties:
1.1.1каждая из Сторон несет все свои расходы, связанные с подготовкой, обсуждением, заключением настоящего Договора и любых соглашений в связи с ним; и	1.1.1each of the Parties shall bear all its own costs associated with the preparation, discussion, execution of this Agreement and any agreements relating hereto; and
1.1.1расходы, связанные с передачей Доли (в том числе, вознаграждение нотариуса в связи с нотариальным удостоверением ДКП), Стороны несут поровну.	1.1.1all costs associated with the transfer of the Interest (including the Notary's fee for notary certification of the Transfer Form) shall be borne equally by the Parties.
1.1Налоги	1.1Taxes
Каждая Сторона обязуется самостоятельно произвести уплату всех Налогов, подлежащих уплате такой Стороной в соответствии с применимым законодательством в связи с заключением и исполнением Документов по сделке. Все суммы, подлежащие уплате согласно Документам по сделке, не подлежат увеличению на сумму Налогов.

Each Party undertakes to independently pay all Taxes payable by such Party in accordance with applicable law in connection with the execution and performance of the Transaction Documents. All amounts payable under the Transaction Documents are not subject to any increase in Taxes.

1.1Уведомления	1.1Notices
1.1.1Любое уведомление или иное сообщение, которое направляется в соответствии с настоящим Договором или в связи с ним (каждое из них далее именуется "Уведомление"), должно:	1.1.1Any notice or other communication given under or in connection with this Agreement (each a Notice) should:
(i)быть составлено в письменной форме на русском и английском языках; и	(i)be in writing in Russian and English; and

(i)вручаться лично или доставляться заказным письмом, курьером через признанную международную службу курьерской доставки корреспонденции или по электронной почте.	(i)be hand-delivered or delivered by registered mail, courier through a recognized international courier service, or by email.
1.1.1Уведомление Стороне направляется по указанному ниже адресу, адресу электронной почты, вниманию указанного лица либо по такому иному адресу, адресу электронной почты или вниманию иного лица, о которых соответствующая Сторона письменно сообщила другим Сторонам:

1.1.1Notice to a Party shall be sent to the address, e-mail, attention to the designated person, as indicated below, or to such other address, e-mail, or attention to another person, as the relevant Party notified the other Parties in writing:

Продавец	Seller
Адрес: Соединенные Штаты Америки, Невада, 89134 Лас-Вегас, Вилладж Сентр Секл 1930, 3-6972	Address: 1930 Village Center Cir. # 3-6972, Las-Vegas, Nevada 89134 USA
Email: [***]@ffin.kz	Email: [***]@ffin.kz
Вниманию: [***]	Attn. to: [***]
Покупатель	Buyer
Адрес: Республика Казахстан, г. Алматы, [***]	Address: Almaty, [***], Republic of Kazakhstan
Email: [***]	Email: [***]
1.1.1Уведомление вступает в силу при получении и считается полученным:	1.1.1Notice shall be effective upon receipt and shall be deemed to have been received:
(i)в момент вручения почтового отправления адресату под расписку, если направлено заказным письмом;	(i)at the time of delivery of the postal item to the addressee against receipt, if sent by registered mail;
(i)в момент доставки, если доставлено лично или курьером; или	(i)at the time of delivery, if delivered personally or by courier; or

(i)в момент отправления, если передается по электронной почте, при условии получения подтверждения получения.	(i)at the time of sending, if transmitted by email, subject to receipt of acknowledgment of receipt.
1.1.1Любое Уведомление, доставленное в соответствии с настоящим Договором за пределами периода времени с 10:00 до 18:00 Рабочего дня в месте, куда оно адресовано, не считается полученным до начала следующего Рабочего дня.

1.1.1Any Notice delivered pursuant to this Agreement outside the time between 10:00 am and 6:00 pm on a Business Day at the place to which it is addressed shall not be deemed to have been received until the beginning of the next Business Day.

1.1.1Если Уведомление доставляется несколькими средствами связи, указанными в пункте 13.8.1, и если иное не предусмотрено настоящим Договором, то первое полученное Уведомление имеет приоритет.	1.1.1If Notice is delivered by several means of communication specified in Clause 13.8.1, and unless otherwise provided by this Agreement, then the first received Notice shall have priority.
1.1Недействительность	1.1Severability
1.1.1Если любое из положений настоящего Договора будет признано не соответствующим закону, недействительным или не подлежащим принудительному исполнению в целом или в части, то такое положение должно применяться со всеми необходимыми исключениями и изменениями, которые необходимы для того, чтобы такое положение стало законным, действительным и подлежащим принудительному исполнению и отражало коммерческие интересы Сторон.

1.1.1If any of the provisions of this Agreement is found to be unlawful, invalid or unenforceable in whole or in part, then such provision shall apply with all necessary exceptions and changes that are necessary for such provision to become legal, valid and enforceable and to reflect the commercial interests of the Parties.

1.1.1В той степени, в которой невозможно исключить или изменить такое положение полностью или частично в соответствии с пунктом 13.9.1, такое положение или его часть, в той степени, в которой оно является не соответствующим закону, недействительным или не подлежащим принудительному исполнению, не считается частью настоящего Договора, и это никак не влияет на законность, действительность и возможность принудительного исполнения остальной части настоящего Договора с учетом любого исключения или изменения, совершенного в соответствии с пунктом 13.9.1.

1.1.1To the extent that it is not possible to exclude or modify such provision in whole or in part in accordance with Clause 13.9.1, such provision or part thereof, to the extent that it is unlawful, invalid or unenforceable, shall not be considered part of this Agreement, and this shall in no way affect the legality, validity and enforceability of the remainder of this Agreement subject to any exclusion or modification made in accordance with Clause 13.9.1.

1.1.1Если положение, не соответствующее закону, недействительное или не подлежащее принудительному исполнению, оказывает влияние на все существо настоящего Договора, Стороны должны провести переговоры с целью внесения в настоящий Договор таких изменений, которые, сохраняя цели настоящего Договора, предусматривают замену соответствующих положений положениями, соответствующими закону, действительными положениями или подлежащими исполнению положениями (как применимо).

1.1.1If a provision that is unlawful, invalid or unenforceable affects the entire substance of this Agreement, the Parties shall negotiate with a view to making changes to this Agreement that, while maintaining the purposes of this Agreement, provide for the replacement of the relevant provisions with lawful, valid or enforceable provisions (as applicable).

13.10 Экземпляры	1.1Counterparts
Настоящий Договор подписан в 2 (двух) экземплярах, по одному экземпляру для каждой из Сторон.	This Agreement is made in two (2) counterparts, one for each of the Parties.
13.11 Языки	1.1Languages

Настоящий Договор составлен и подписан на русском и английском языках. В случае каких-либо расхождений между русской и английской версиями настоящего Договора преимущественную силу имеет русская версия.

This Agreement has been prepared and executed in the Russian and English languages. In the event of any discrepancies between the Russian and English version of this Agreement, the Russian version shall prevail.

14.ПОДПИСИ СТОРОН	14.SIGNATURES OF THE PARTIES
От имени Продавца:	For and on behalf of the Seller:
______________________________________ [***] [***] Фридом Холдинг Корп.	______________________________________ [***] [***] Freedom Holding Corp.
Покупатель:	Buyer:
______________________________________ Повалишин Максим Сергеевич	______________________________________ Mr. Maksim Sergeyevich Povalishin

Приложение 1 ИНФОРМАЦИЯ О КОМПАНИЯХ ГРУППЫ		Schedule 1 INFORMATION ABOUT THE GROUP COMPANIES
1.Общество		1.Company
Полное фирменное наименование	Общество с ограниченной ответственностью Инвестиционная компания "Фридом Финанс"	Full company name	Freedom Finance Investment Company Limited Liability Company
ОГРН	1107746963785	Primary State Registration Number (OGRN)	1107746963785
ИНН	7705934210	TIN	7705934210
Юридический адрес	Российская Федерация, 123112, город Москва, 1-ый Красногвардейский проезд, дом 15, офис 18.02	Registered address	Russian Federation, 123112, Moscow, 1st Krasnogvardeiskiy proezd 15, office 18.02
Дата регистрации	25 ноября 2010 года	Date of registration	November 25, 2010
Уставный капитал	9 930 100 000 рублей	Authorized capital	9,930,100,000 rubles
Единственный участник	Продавец	Sole member	Seller
Генеральный директор	Почекуев Владимир Александрович	CEO	Mr. Vladimir Alexandrovich Pochekuyev

Члены Совета директоров	Турлов Тимур Русланович;	Members of the Board of Directors	Mr. Timur Ruslanovich Turlov
	Повалишин Максим Сергеевич;		Mr. Maksim Sergeyevich Povalishin
	Клюшнев Игорь Владимирович		Mr. Igor Vladimirovich Klyushnev
1.Банк		1.Bank
Полное фирменное наименование	Общество с ограниченной ответственностью Банк "Фридом Финанс"	Full company name	Freedom Finance Bank Limited Liability Company
ОГРН	1026500000317	Primary State Registration Number (OGRN)	1026500000317
ИНН	6506000327	TIN	6506000327
Юридический адрес	Российская Федерация, 127006, город Москва, ул. Каретный ряд, д. 5/10, стр. 2	Registered address	Russian Federation, 127006, Moscow, st. Karetny Ryad, 5/10, building 2
Дата регистрации	10 декабря 1990 года	Date of registration	December 10, 1990
Дата присвоения ОГРН	24 сентября 2002 года	Date of assignment of OGRN	September 24, 2002
Уставный капитал	1 395 000 000 рублей	Authorized capital	1,395,000,000 rubles
Участники	Общество – 99,999998696%	Members	The Company - 99.999998696%

	Астахова Евгения Владимировна – 0,000001304%		Mrs. Yevgeniya Vladimirovna Astakhova - 0.000001304%
Председатель Правления	Носов Сергей Дмитриевич	Chairman of the Management Board	Mr. Sergey Dmitriyevich Nosov
Члены Правления	Носов Сергей Дмитриевич; Пучков Игорь Сергеевич; Пирушкин Евгений Владимирович; Мальцева Галина Вячеславовна	Members of the Management Board	Mr. Sergey Dmitriyevich Nosov Mr. Igor Sergeevich Puchkov Mr. Evgeny Vladimirovich Pirushkin Ms. Galina Vyacheslavovna Malceva
Члены Наблюдательного совета	Турлов Тимур Русланович; Повалишин Максим Сергеевич; Почекуев Владимир Александрович; Носов Сергей Дмитриевич	Members of the Supervisory Board	Mr. Timur Ruslanovich Turlov Mr. Maksim Sergeyevich Povalishin Mr. Pochekuev Vladimir Aleksandrovich Mr. Sergey Dmitriyevich Nosov

Приложение 2 ЗАВЕРЕНИЯ ПРОДАВЦА	Schedule 2 SELLER'S REPRESENTATIONS
1.Полномочия и правоспособность Продавца	1.Powers and Legal Capacity of the Seller
1.1Продавец является компанией, учрежденной в надлежащем порядке в соответствии с законодательством штата Невада Соединенных Штатов Америки.	1.1Seller is a company duly incorporated under the laws of the State of Nevada, the United States of America.
1.1Продавец обладает всеми правами и полномочиями для заключения и исполнения настоящего Договора и иных Документов по сделке.	1.1The Seller has all the rights and powers to execute and perform this Agreement and other Transaction Documents.
1.1Документы по сделке после их заключения будут составлять действительные и юридически обязывающие обязательства Продавца в соответствии с их соответствующими условиями.	1.1The Transaction Documents, once executed, will constitute the valid and legally binding obligations of the Seller in accordance with their respective terms and conditions.
1.1Продавец получил в надлежащей форме все необходимые одобрения, согласия и разрешения (в том числе одобрения органов управления, согласия, выдаваемые Государственными органами) которые необходимы в соответствии с применимым законодательством для наделения Продавца полномочиями по заключению и исполнению каждого из Документов по сделке.

1.1The Seller has obtained in due form all necessary approvals, consents and permits (including approvals from the management bodies and consents issued by the Governmental Authorities) that are necessary in accordance with applicable law to empower the Seller to enter into and execute each of the Transaction Documents.

1.1Заключение и исполнение Продавцом каждого из Документов по сделке (i) не нарушает какое-либо положение его учредительных документов и (ii) не приводит к нарушению применимого законодательства или прав третьих лиц.

1.1The execution and performance by the Seller of each of the Transaction Documents (i) does not violate any provision of its constituent documents and (ii) does not result in a violation of applicable law or the rights of third parties.

1.1Представитель Продавца, подписавший настоящий Договор, обладает для этого всеми необходимыми полномочиями, оформленными в соответствии с применимым законодательством и учредительными документами Продавца.
1.1The representative of the Seller, who signed this Agreement, has all the necessary powers for this, executed in accordance with the applicable law and the constituent documents of the Seller.
1.1Продавец не является несостоятельным и не имеет признаков несостоятельности согласно законодательству места его учреждения или неспособным погашать свою задолженность в срок.	1.1The Seller is not insolvent and does not meet the insolvency criteria under the laws of its place of incorporation, and is able to pay its debts on time.
1.Титул на Долю и Дочернюю долю	1.Title to the Interest and the Subsidiary Interest
1.1Право на Долю	1.1Title to the Interest
1.1.1Продавец является единственным законным собственником Доли и вправе осуществлять право голоса и иные права в отношении Доли в полном объеме.	1.1.1The Seller is the sole legal owner of the Interest and is entitled to exercise the right to vote and other rights in respect of the Interest in full.
1.1.1Уставный капитал Общества сформирован и полностью оплачен в соответствии с применимым законодательством. Все изменения уставного капитала Общества осуществлялись в соответствии с применимым законодательством, уставом и внутренними документами Общества. Не существует каких-либо неисполненных решений или иных обязательств об изменении уставного капитала Общества.

1.1.1The authorized capital of the Company is formed and fully paid in accordance with applicable law. All changes in the authorized capital of the Company were carried out in accordance with applicable law, the Articles of Association and internal documents of the Company. There are no outstanding resolutions or other obligations to change the authorized capital of the Company.

1.1.1Продавец приобрел и владеет Долей в соответствии с требованиями применимого законодательства и уставом Общества, на приобретение Доли Продавцом были получены все необходимые согласия (разрешения) третьих лиц (в том числе Государственных органов), и ни Продавцу, ни какой-либо Компании Группы не известно о каких-либо обстоятельствах, которые могут привести к какому-либо требованию, иску или разбирательству в отношении прав на Долю (ее часть).

1.1.1The Seller has acquired and owns the Interest in accordance with the requirements of the applicable law and the Company's Articles of Association, for the acquisition of the Interest, the Seller has obtained all the necessary consents (permits) from third parties (including Government Authorities), and neither the Seller nor any Group Company is not aware of any circumstances that may lead to any demand, claim or proceedings in relation to the rights to the Interest (its part).

1.1.1Не существует Обременений в отношении Доли (ее части).	1.1.1There are no Encumbrances in relation to the Interest (part of it).

1.1Право на Дочернюю долю	1.1Title to the Subsidiary Interest
1.1.1Общество является единственным законным собственником Дочерней доли и вправе осуществлять право голоса и иные права в отношении нее в полном объеме.	1.1.1The Company is the sole legal owner of the Subsidiary Interest and is entitled to exercise the right to vote and other rights in respect of the Subsidiary Interest in full.
1.1.1Уставный капитал Банка сформирован и полностью оплачен в соответствии с применимым законодательством. Все изменения уставного капитала Банка осуществлялись в соответствии с применимым законодательством, уставом и внутренними документами Общества. Не существует каких-либо неисполненных решений или иных обязательств об изменении уставного капитала Банка.

1.1.1The authorized capital of the Bank is formed and fully paid in accordance with applicable law. All changes in the authorized capital of the Bank were carried out in accordance with applicable law, the Articles of Association and internal documents of the Company. There are no outstanding resolutions or other obligations to change the authorized capital of the Bank.

1.1.1Общество приобрело и владеет Дочерней долей в соответствии с требованиями применимого законодательства и уставом Банка, на ее приобретение Обществом были получены все необходимые согласия (разрешения) третьих лиц (в том числе Государственных органов), и ни Продавцу, ни какой-либо Компании Группы не известно о каких-либо обстоятельствах, которые могут привести к какому-либо требованию, иску или разбирательству в отношении прав на Дочернюю долю (ее часть).

1.1.1The Company has acquired and owns the Subsidiary Interest in accordance with the requirements of the applicable law and the Articles of Association of the Bank, for its acquisition by the Company, all the necessary consents (permits) of third parties (including Government Authorities) have been obtained, and neither the Seller nor any Group Company is not aware of any circumstances that may lead to any demand, claim or proceedings in relation to the rights to the Subsidiary Interest (its part).

1.1.1Не существует Обременений в отношении Дочерней доли (ее части).	1.1.1There are no Encumbrances in relation to the Subsidiary Interest (part of it).
1.Корпоративные вопросы	1.Corporate Matters
1.1Общая информация и учреждение	1.1General Information and Incorporation
1.1.1Сведения, указанные в Приложении 1, являются достоверными.	1.1.1The information specified in Schedule 1 is true and correct.

1.1.1Компании Группы были надлежащим образом учреждены и зарегистрированы на законных основаниях в соответствии с законодательством Российской Федерации и обладают всеми правами и полномочиями для осуществления своей хозяйственной деятельности в той форме, в которой она осуществлялась 3 (три) года, предшествующие Дате договора.

1.1.1The Group Companies have been duly incorporated and legally registered in accordance with the laws of the Russian Federation and have all the rights and powers to conduct their business in the form in which it was carried out Three (3) years prior to the Date of Agreement.

1.1.1Ни одна Компания Группы не является несостоятельной и не имеет признаков несостоятельности согласно применимому законодательству и не является неспособной погашать свои долги в срок. Не существует никаких обстоятельств, которые согласно применимому законодательству приведут или могут привести к инициированию процедур несостоятельности в отношении Компаний Группы.

1.1.1No Group Company is insolvent, and meet the insolvency criteria under applicable law, and is unable to pay its debts when due. There are no circumstances which, under applicable law, will or may result in the initiation of insolvency proceedings against the Group Companies.

1.1.1За исключением Дочерней доли и финансовых инструментов (ценных бумаг и производных финансовых инструментов), приобретаемых Обществом в рамках Обычной хозяйственной деятельности, а также на Дату договора 99,9% доли в уставном капитале ФФ АВТО, Общество не владеет акциями/долями или иными правами участия в любом юридическом лице и не принимало на себя каких-либо обязательств по их приобретению. Банк не владеет акциями/долями или иными правами участия в каком-либо юридическом лице и не принимал на себя каких-либо обязательств по их приобретению, за исключением финансовых инструментов (ценных бумаг и производных финансовых инструментов), приобретаемых Банком в рамках Обычной хозяйственной деятельности.

1.1.1With the exception of the shares in the Kazakhstan Subsidiary, the Subsidiary Interest and financial instruments (securities and derivative financial instruments) acquired by the Company in the Normal Course of Business, as well as at the Date of Agreement the 99.9% participatory interest in FF AUTO, the Company does not own shares/interests or other member rights in any legal entity and has not assumed any obligations to acquire them. The Bank does not own shares/interests or other member rights in any legal entity and has not assumed any obligation to acquire them, except the financial instruments (securities and derivative financial instruments) acquired by the Bank in the Normal Course of Business.

1.1.1Компании Группы не имеют и не имели на конец каждого из 3 (трех) последних лет до Даты закрытия чистые активы (в значении, установленном в применимых правилах бухгалтерского учета) в размере, меньшем размера их уставного капитала.

1.1.1The Group Companies do not and did not have, at the end of each of the last three (3) years prior to the Closing Date, net assets (in a meaning set forth in the applicable accounting rules) in an amount less than their authorized capital.

1.1.1Компании Группы не находятся в процессе ликвидации или реорганизации и, насколько известно Продавцу, отсутствуют какие-либо основания для приостановления их деятельности или принудительной ликвидации (в том числе по решению Государственного органа).

1.1.1The Group Companies are not in the process of winding-up or corporate restructuring, and to the Seller’s knowledge there are no grounds for suspension of their activities or forced winding-up (including by determination of the Governmental Authority).

1.1.1Не существует никаких неисполненных договоренностей или обязательств в отношении распределения прибыли Компаний Группы.	1.1.1There are no outstanding agreements or obligations in relation to the distribution of profits of the Group Companies.
1.1Органы управления и должностные лица	1.1Management Bodies and Officers
1.1.1Все текущие органы управления и должностные лица Компаний Группы были избраны и назначены в соответствии с положениями применимого законодательства, стандартов СРО, устава и внутренних документов соответствующей Компании Группы, в том числе Компании Группы получили предварительные согласия ЦБ РФ и направили уведомления в ЦБ РФ, которые необходимы в соответствии с применимым законодательством при избрании, назначении и прекращении полномочий органов управления и должностных лиц.

1.1.1All current management bodies and officers of the Group Companies were elected and appointed in accordance with the provisions of applicable law, SRO standards, Articles of Association and internal documents of the relevant Group Company, including the Group Companies received CBR prior consent and submitted notifications to the CBR that are necessary in accordance with applicable law when electing, appointing and terminating the powers of management bodies and officers.

1.1.1Квалификация и деловая репутация каждого из текущих членов органа управления и должностных лиц Компаний Группы, к которым в соответствии с применимым законодательством предъявляются требования о квалификация и/или деловой репутации, соответствует всем требованиям применимого законодательства, а также членами органов управления и должностными лицами Компаний Группы не нарушаются требования применимого законодательства о совместительстве (занятии ими) других должностей в других организациях.

1.1.1The qualifications and business reputation of each current member of the management body and officers of the Group Companies, who are subject to qualification and/or business reputation requirements in accordance with the applicable law, complies with all requirements of the applicable law, as well as members of the management bodies and officers of the Companies Groups do not violate the requirements of the applicable law on part-time employment (occupation) of other positions in other organizations.

1.1Филиалы и представительства	1.1Branches and Representative Offices
У Компаний Группы отсутствуют какие-либо филиалы, представительства и обособленные подразделения, за исключением указанных в ЕГРЮЛ по состоянию на Дату договора. Все филиалы и представительства Компаний Группы были открыты (созданы) с соблюдением положений применимого законодательства, в том числе с согласия ЦБ РФ (если применимо).

The Group Companies do not have any branches, representative offices and separate divisions, except for those specified in the USRLE as of the Date of Agreement. All branches and representative offices of the Group Companies were opened (created) in compliance with the provisions of applicable law, including with the consent of the CBR (if applicable).

1.1Учредительные документы, корпоративные реестры	1.1Constituent Documents, Corporate Registers
1.1.1Компании Группы ведут в соответствии с применимым законодательством все реестры, протоколы, документы бухгалтерского учета, документы бухгалтерской отчетности и иные документы, ведение которых необходимо согласно применимому законодательству.
1.1.1In accordance with applicable law, the Group Companies maintain all registers, minutes, accounting documents and records, and other documents required by applicable law.

1.1.1Все действия по подаче документов, осуществлению публикаций, регистрации и по осуществлению иных подобных действий, которые согласно применимому законодательству должны осуществлять или представлять Компании Группы, своевременно представлялись и должным образом осуществлялись во всех существенных отношениях.

1.1.1All filings, publications, registrations and other similar actions that are required by applicable law to be performed or submitted by Group Companies were timely submitted and properly performed in all material respects.

1.Отчетность	1.Financial Statements
Отчетность составлена в соответствии с применимым законодательством и является полной, точной и достоверной, дает достоверное и объективное представление об активах, пассивах, финансовом положении, прибылях и убытках каждой Компании Группы на Дату Отчетности, за исключением любых случаев, когда Отчетность является неполной, неточной или недостоверной или не дает достоверного и объективного представления, которые не приведут к отзыву, аннулированию или приостановлению действия любой Лицензии или штрафам на общую сумму, превышающую 100 000 долларов США (или эквивалент в любой другой валюте), и в каждый из последних трех (3) лет до Даты Договора Отчетность предоставлена Компаниями Группы в уполномоченные Государственные органы и Налоговые органы в порядке, сроки и в соответствии с применимым законодательством.

The Financial Statements are prepared in accordance with applicable law and are complete, accurate and reliable, give true and fair view of the assets, liabilities, financial position, profits and losses of each Group Company as of the Reporting Date, except for any failure to be complete, accurate or reliable or give a true and fair view which would not result in withdrawal, cancelation or suspension of any License or penalties in total amount exceeding USD 100,000 (or equivalent in any other currency), and in each of the last three (3) years prior to the Date of Agreement the Financial Statements have been submitted by the Group Companies to the authorized Governmental and Tax Authorities in the manner, terms and in accordance with applicable law.

1.Лицензии	1.Licenses

1.1За исключением Лицензий, отсутствуют какие-либо иные существенные лицензии, разрешения, согласия, согласования, одобрения, подтверждения, сертификаты, свидетельства и иные подобные документы, необходимые Компаниям Группы для законного осуществления своей деятельности и своих операций таким образом, которым данная деятельность и данные операции осуществляются в настоящий момент, осуществлялись в течение 3 (трех) лет, предшествующих Дате договора, либо планируются к осуществлению в ближайший год после Даты договора.

1.1With the exception of the Licenses, there are no other material licenses, permits, consents, approvals, confirmations, certificates and other similar documents necessary for the Group Companies to legally carry out their activities and their operations in the manner in which such activities and operations are currently being carried out, and have been carried out within three (3) years preceding the Date of Agreement, or are planned to be carried out in the next year after the Date of Agreement.

1.1Компании Группы владеют на законном основании Лицензиями, которые они получили в соответствии с применимым законодательством, все Лицензии являются действительными, срок их действия не истек, Лицензии не прекращены, не приостановлены, не аннулированы и не отозваны.

1.1The Group Companies are lawfully in possession of Licenses which they have obtained in accordance with applicable law, and all Licenses are valid and have not expired, the Licenses have not been terminated, suspended, cancelled or revoked.

1.1Никакой Государственный орган не предоставлял Компаниям Группы никакие письменные уведомления о каком-либо намерении аннулировать, отменить, отозвать, расторгнуть, изменить любую из Лицензий, признать любую Лицензию недействительной или прекратить действие какой-либо Лицензии. Компании Группы не находятся в процессе отказа от Лицензий (полностью или частично). Отсутствуют основания или угроза для аннулирования, отзыва, приостановления или прекращения действия какой-либо Лицензии иным образом, либо обстоятельства, которые могут привести к указанному.

1.1No Governmental Authority has given the Group Companies any written notice of any intention to revoke, cancel, waive, terminate, modify any of the Licenses, invalidate any License or terminate any License. The Group Companies are not in the process of waiving Licenses (in whole or in part). There is no reason or threat to otherwise revoke, waive, suspend or terminate any License, or circumstances that could lead thereto.

1.Регуляторные вопросы	1.Regulatory Matters
1.1Размер собственных средств (в значении, установленном ЦБ РФ) каждой Компании Группы соответствует применимому законодательству по состоянию на:	1.1The amount of each of the Group Companies own funds (in a meaning of defined by the CBR) complies with applicable law and amounts as of:
1.1.1отчетную дату месяца, предшествующего Дате закрытия, если Дата закрытия выпадает на вторую половину месяца; и	1.1.1the reporting date in the month preceding the Closing Date, provided the Closing Date falls in the second half of a month; and
1.1.1отчетную дату месяца перед месяцем, предшествующим Дате закрытия, если Дата закрытия выпадает на первую половину месяца.	1.1.1the reporting date in the month preceding the month preceding the Closing Date if the Closing Date falls in the first half of a month.
1.1Банк является участником системы обязательного страхования вкладов.	1.1The Bank is a member of the mandatory deposit insurance system.

1.1В Компаниях Группы разработаны, надлежащим образом утверждены, зарегистрированы (если применимо) и соблюдаются все требуемые в соответствии с применимым законодательством регламенты, правила и иные внутренние документы, содержание указанных документов соответствует требованиям применимого законодательства, включая нормативные акты ЦБ РФ, за исключением любых случаев невыполнения вышеуказанного, которые не приводят к отзыву, аннулированию или приостановлению действия любой Лицензии или штрафам на общую сумму, превышающую 100 000 долларов США (или эквивалент в любой другой валюте).

1.1The Group Companies have developed, duly approved, registered (if applicable) and comply with all regulations, rules and other internal documents required in accordance with applicable law in all material respects, the content of these documents complies with the requirements of applicable law, including the CBR regulations, except in each case for any failure to do so which would not result in withdrawal, cancelation or suspension of any License, or penalties in total amount exceeding USD 100,000 (or equivalent in any other currency).

1.1В течение 12 (двенадцати) месяцев перед Датой закрытия Компании Группы надлежащим образом осуществляют раскрытие информации, раскрытие которой требуется в соответствии с применимым законодательством, за исключением любых случаев невыполнения вышеуказанного, которые не приводят к отзыву, аннулированию или приостановлению действия любой Лицензии или штрафам на общую сумму, превышающую 100 000 долларов США (или эквивалент в любой другой валюте).

1.1During the twelve (12) months preceding the Closing Date, the Group Companies have made appropriate disclosures of information required by applicable law except for any failure to do so which would not result in withdrawal, cancelation or suspension of any License or penalties in total amount exceeding USD 100,000 (or equivalent in any other currency).

1.1В течение 12 (двенадцати) месяцев перед Датой закрытия Компании Группы готовили всю Специальную отчетность и предоставляли ее в ЦБ РФ в порядке и сроки, установленные применимым законодательством. Специальная отчетность за 12 (двенадцать месяцев) до Даты закрытия, подготовленная Компаниями Группы, является полной, точной и достоверной, за исключением любых случаев невыполнения требования по подготовке или подаче Специальной отчетности или какого-либо упущения или неточности в ней, которые не приводят к отзыву, аннулированию или приостановлению действия любой Лицензии или штрафам на общую сумму, превышающую 100 000 долларов США (или эквивалент в любой другой валюте).

1.1During the twelve (12) months preceding the Closing Date, the Group Companies have prepared all Special Reporting and submitted it to the CBR in the manner and within the time stipulated by applicable law, and the Special Reporting prepared by the Group Companies during the twelve (12) months preceding the Closing Date is complete and accurate, except where the failure to prepare or submit Special Reporting or an omission or inaccuracy therein would not result in withdrawal, cancelation or suspension of any License or penalties in total amount exceeding USD 100,000 (or equivalent in any other currency).

1.1В течение 12 (двенадцати) месяцев перед Датой закрытия деятельность Компаний Группы соответствовала стандартам, принятым СРО, за исключением любых случаев несоблюдения, которые не повлекут за собой отзыв, аннулирование или приостановление членства в какой-либо СРО или штрафы на общую сумму, превышающую 100 000 долларов США (или эквивалент в любой другой валюте).

1.1During the twelve (12) months preceding the Closing Date the activities of the Group Companies have complied with the standards adopted by the SRO, except for any lack of compliance that would not result in withdrawal, cancelation or suspension of membership in any SRO or penalties in total amount exceeding USD 100,000 (or equivalent in any other currency).

1.1Компании Группы не получали предписаний, предупреждений или иных уведомлений о временной или постоянной приостановке или возможности приостановки членства в СРО и единоличные исполнительные органы Компаний Группы не располагают информацией о наличии оснований для такой приостановки в соответствии с применимым законодательством.

1.1The Group Companies have not received instructions, warnings or other notices about the temporary or permanent suspension or the possibility of suspension of membership in the SRO and sole executive bodies of the Group Companies and have no information about the existence of grounds for such suspension under applicable laws.

1.Соблюдение законодательства	1.Compliance
Не существует никаких неисполненных (как полностью, так и частично) предписаний, постановлений, актов проверок или решений ЦБ РФ или СРО в отношении какой-либо Компании Группы.	There are no undischarged (whether in whole or in part) instructions, resolutions, acts of inspections or decisions of the CBR or SROs in relation to any Group Company.
1.Судебные споры	1.Legal Proceedings

На Дату договора ни одна Компания Группы (либо иное лицо, за чьи действия или бездействие Компания Группы может нести субсидиарную ответственность) не является стороной или третьим лицом в каком-либо административном, судебном или арбитражном разбирательстве, расследовании, споре, процессе или иске, который будучи разрешенным не в пользу Компаний Группы привел бы к ответственности Компании Группы в размере 1% общей балансовой стоимости активов бухгалтерского баланса соответствующей Компании Группы по состоянию на 31 марта 2022 года.

As of the Date of Agreement, no Group Company (or other person for whose acts or omissions the Group Company may be vicariously liable) is a party or a third party in any administrative, judicial or arbitration proceeding, investigation, dispute, proceeding or action which if resolved not in favor of the Group Companies would entail liability of the Group Company in the amount of 1% of the total book value of the assets of such Group Company based on its balance sheet as of 31 March 2022.

1.Раскрытая информация	1.Disclosed Information
Вся информация, содержащаяся в настоящем Договоре, а также вся иная информация, которая была предоставлена Продавцом Покупателю до Даты договора в ходе проведения проверки по запросам Юридической фирмы "Орион Партнэрс" (консультант Покупателя), является верной, точной и полной.

All information contained in this Agreement, as well as all other information that was provided by the Seller to the Buyer prior to the Agreement Date during the due diligence process pursuant to the requests of Orion Partners Law Firm (counsel to the Buyer), is true, accurate and complete.

1.Продажа Доли	1.Sale of the Interest
Заключение и исполнение настоящего Договора или иных Документов по сделке не приведет и не должно привести к нарушению, прекращению или изменению любого договора, стороной которого является любая Компания Группы, праву любого третьего лица прекращать или вносить изменения в такой договор или созданию любых Обременений в связи с таким договором, утрате любой Компанией Группы любых прав или преимуществ, имеющихся у нее в настоящее время, обязательств любой Компании Группы перед ее работниками, аннулированию, отзыву, приостановке или изменению Лицензии.

The execution and performance of this Agreement or other Transaction Documents will not and shall not lead to the breach, termination or modification of any agreement to which any Group Company is a party, the right of any third party to terminate or amend such agreement or the creation of any Encumbrances in connection with such agreement, the loss by any Group Company of any rights or benefits currently available, the obligations of any Group Company to its employees, the cancellation, revocation, suspension or modification of the License.

Приложение 3 ЗАВЕРЕНИЯ ПОКУПАТЕЛЯ	Schedule 3 BUYER’S REPRESENTATIONS
1.Покупатель является гражданином Российской Федерации и обладает полной правоспособностью и дееспособностью.	1.The Buyer is a citizen of the Russian Federation, and has full legal status and capacity
1.Покупатель обладает всеми правами и полномочиями для заключения и исполнения настоящего Договора.	1.The Buyer has all the rights and powers to execute and perform this Agreement.
1.Документы по сделке после их заключения будут составлять действительные и юридически обязывающие обязательства Покупателя в соответствии с их соответствующими условиями.	1.The Transaction Documents, once executed, will constitute a valid and legally binding obligation of the Buyer in accordance with their respective terms and conditions.
1.На Дату закрытия Покупатель в надлежащей форме получил согласие супруги и все необходимые одобрения, согласия и разрешения (включая применимые одобрения и согласия Государственных органов), которые необходимы в соответствии с применимым законодательством для наделения Покупателя полномочиями по заключению и исполнению Договора.

1.As of the Closing Date, the Buyer has duly received spousal consent and all other necessary approvals, consents and permits (including applicable approvals and consents of Governmental Authorities) that are necessary in accordance with applicable law to empower the Buyer to execute and perform the Agreement.

1.Покупатель не является несостоятельным и не отвечает признакам несостоятельности согласно применимому законодательству.	1.The Buyer is not insolvent, and does not meet the insolvency criteria under applicable law.
1.Оформление и исполнение Покупателем каждого из Документов по сделке не приведет к нарушению Покупателем применимого законодательства.	1.The execution and performance by the Buyer of each of the Transaction Documents will not result in a violation by the Buyer of applicable law.
1.Покупатель не является санкционным лицом в соответствии с Санкциями.	1.The Buyer is not a sanctioned person under Sanctions.

Приложение 4 ОБЯЗАТЕЛЬСТВА НА ЗАКРЫТИИ	Schedule 4 OBLIGATIONS AT CLOSING
1 Предоставление документов	1.Provision of Documents
1.1Продавец обязуется предоставить Покупателю и Нотариусу (в той части, в которой соответствующие документы требуются Нотариусу для совершения соответствующего нотариального действия) следующие документы:
1.1The Seller undertakes to provide the Buyer and the Notary (to the extent that the relevant documents are required by the Notary to perform the relevant notarial act) with the following documents:
1.1.1письменное подтверждение о том, что Заверения Продавца являются достоверными на Дату закрытия;	1.1.1written confirmation that the Seller's Representations are accurate as of the Closing Date;
1.1.1оригиналы выписок из ЕГРЮЛ в отношении Компаний Группы, выданных не ранее чем за 2 (два) Рабочих дня до Даты закрытия, подтверждающих право Продавца на Долю и право Общества на Дочернюю долю, в каждом случае без каких-либо Обременений;

1.1.1original extracts from the USRLE in respect of the Group Companies issued no earlier than Two (2) Business Days prior to the Closing Date confirming the Seller's right to the Interest and the Company's right to the Subsidiary Interest, in each case free of any Encumbrances;

1.1.1оригинал корпоративного решения Продавца об одобрении заключения и исполнения Продавцом Документов по сделке.	1.1.1original corporate resolution of the Seller on approval of the execution and performance of the Transaction Documents by the Seller.
1.1Покупатель обязуется предоставить Продавцу и Нотариусу (в той части, в которой соответствующие документы требуются Нотариусу для совершения соответствующего нотариального действия) следующие документы:
1.1The Buyer undertakes to provide the Seller and the Notary (to the extent that the relevant documents are required by the Notary to perform the relevant notarial act) with the following documents:
1.1.1нотариально удостоверенная копия согласия ЦБ РФ в соответствии с пунктом 4.1.1;	1.1.1notary certified copy of the CBR consent in accordance with Clause 4.1.1;

1.1.1оригинал нотариально удостоверенного согласия супруги Покупателя на заключение, подписание и исполнение ДКП или оригинал нотариально удостоверенного заявления Покупателя о том, что он не состоит в браке по состоянию на Дату закрытия;

1.1.1notary certified original of consent of the Buyer's spouse to execute, sign and perform the Transfer Form or notary certified original of statement of the Buyer that he is not married as of the Closing Date;

1.1.1выписка с банковского счета Покупателя (такой счет должен быть открыт в банке, не являющемся санкционным в соответствии с Санкциями), подтверждающую наличие всей суммы Платежа переводом на банковском счете Покупателя.

1.1.1statement of the Buyer's bank account (which account shall be with a bank that is not the subject of Sanctions) confirming that the entire amount of the Payment by Transfer Amount is in the Buyer's bank account.

1.Совершение действий	1.Commission of Action
1.1Продавец	1.1The Seller
Продавец обязуется подписать в присутствии Нотариуса ДКП и совершить все иные действия, которые необходимы для целей нотариального удостоверения ДКП и внесения в ЕГРЮЛ записи о переходе права собственности на Долю от Продавца к Покупателю без каких-либо Обременений.

The Seller undertakes to sign the Transfer Form in the presence of the Notary, and perform all other actions that are necessary for the purposes of notary certification of the Transfer Form and recording the transfer of title to the Interest from the Seller to the Buyer free of any Encumbrances in the USRLE.

1.1Покупатель	1.1The Buyer
Покупатель обязуется подписать в присутствии Нотариуса ДКП и совершить все иные действия, которые необходимы для целей нотариального удостоверения ДКП и внесения в ЕГРЮЛ записи о переходе права собственности на Долю от Продавца к Покупателю без каких-либо Обременений.

The Buyer undertakes to sign the Transfer Form in the presence of the Notary, and perform all other actions that are necessary for the purposes of notary certification of the Transfer Form and recording the transfer of title to the Interest from the Seller to the Buyer free of any Encumbrances in the USRLE.

Приложение 5 ДКП	Schedule 5 TRANSFER FORM
ДОГОВОР КУПЛИ-ПРОДАЖИ 100% ДОЛИ В УСТАВНОМ КАПИТАЛЕ	AGREEMENT OF PURCHASE AND SALE OF 100% SHARE IN THE AUTHORIZED CAPITAL
ОБЩЕСТВА С ОГРАНИЧЕННОЙ ОТВЕТСТВЕННОСТЬЮ ИНВЕСТИЦИОННАЯ КОМПАНИЯ "ФРИДОМ ФИНАНС"	LIMITED LIABILITY COMPANY INVESTMENT COMPANY "FREEDOM FINANCE"
Настоящий договор купли-продажи 100% доли ("Договор") заключен [●] года ("Дата договора") между:	This agreement for the sale of 100% interest ("Agreement") is concluded on [●] years ("Date of Agreement") between:
(1)Фридом Холдинг Корп., учрежденным в соответствии с законодательством штата Невада Соединенных Штатов Америки, зарегистрированным за регистрационным номером С32081-2004 по адресу: Соединенные Штаты Америки, Невада, 89134 Лас-Вегас, Вилладж Сентр Секл 1930, 3-6972 ("Продавец"), в лице [●], действующего на основании [●]; и

(1)Freedom Holding Corp., incorporated under the laws of the State of Nevada, United States of America, with entity number С32081-2004 and with its registered office at 1930 Village Center Cir. # 3-6972, Las-Vegas, Nevada 89134 USA (Seller), duly represented by [●], acting under [●]; and

(1)Повалишиным Максимом Сергеевичем, гражданином Российской Федерации, дата рождения: [***], место рождения: гор. Москва, паспорт [***] выдан Паспортным столом №2 ОВД района Очаково-Матвеевское города Москвы 29 марта 2004 года, код подразделения 772-130, зарегистрированным по месту жительства по адресу: Российская Федерация, г. Москва, [***] ("Покупатель"),

(1)Mr. Maksim Sergeyevich Povalishin, citizen of the Russian Federation, Date of Birth: [***], Place of Birth: Moscow, passport [***] issued by the Passport Office No. 2 of the Department of Internal Affairs of the Ochakovo-Matveyevskoye district of Moscow on March 29, 2004, subdivision code 772-130, registered at the Russian Federation, Moscow, [***] (Buyer),

далее совместно именуемые "Стороны", а по отдельности – "Сторона".	hereinafter collectively referred to as the Parties, and individually as the Party.
ПРЕАМБУЛА	PREAMBLE

(A)На Дату договора Продавец является собственником Доли и Общество является собственником Дочерней доли.	(A)As of the Date of Agreement, the Seller owns the Interest, and the Company owns the Subsidiary Interest.
(A)Продавец намерен продать, а Покупатель намерен приобрести Долю на условиях, изложенных в настоящем Договоре.	(A)The Seller wishes to sell to the Buyer and the Buyer wishes to purchase from the Seller, the Interest subject to the terms and conditions set forth herein.
1.Определения и толкование	1.Definitions and interpretation
1.1В настоящем Договоре приведенные ниже слова и выражения, используемые с заглавной буквы, будут иметь следующие значения:	1.1In this Agreement, the following capitalized words and expressions shall have the following meanings:
"Банк" означает Общество с ограниченной ответственностью Банк "Фридом Финанс", учрежденное в соответствии с законодательством Российской Федерации, зарегистрированное за основным государственным регистрационным номером (ОГРН) 1026500000317 по адресу: Российская Федерация, 127006, город Москва, ул. Каретный ряд, д. 5/10, стр. 2;

Bank means Freedom Finance Bank Limited Liability Company, established in accordance with the laws of the Russian Federation, registered under the Primary State Registration Number (OGRN) 1026500000317 at the Russian Federation, 127006, Moscow, st. Karetny Ryad, 5/10, building 2;

"Банковский счет Продавца" означает банковский счет Продавца со следующими реквизитами: [●], или иной банковский счет Продавца, реквизиты которого были предоставлены Продавцом Покупателю в Уведомлении не позднее чем за 5 (пять) Рабочих дней до даты совершения соответствующего платежа;

Seller’s Bank Account means the following Seller’s Bank Account: [●], or such other Seller's Bank Account as Notified to the Buyer by the Seller no later than Five (5) Business Days prior to the date of the relevant payment;

"ГК РФ" означает Гражданский кодекс Российской Федерации;	Civil Code means the Civil Code of the Russian Federation;
"Дата Договора" имеет значение, установленное в начале настоящего документа;	Date of Agreement has the meaning set forth above;
"Дата перехода" имеет значение, установленное в пункте 3.1;	Transfer Date has the meaning set forth in Clause 3.1;

"Доля" означает 100% долю в уставном капитале Общества номинальной стоимостью 9 930 100 000 (девять миллиардов девятьсот тридцать миллионов сто тысяч) рублей;	Interest means 100% interest in the authorized capital of the Company of Nine billion nine hundred thirty million one hundred thousand rubles (RUB 9,930,100,000) nominal value;
"Договор" имеет значение, установленное в начале настоящего документа;	Agreement has the meaning set forth above;
"Дочерняя доля" означает долю в уставном капитале Банка в размере 99,999998696% номинальной стоимостью 1 394 999 981 рубль 81 копейка;	Subsidiary Interest means an interest in the authorized capital of the Bank of 99.999998696% and 1,394,999,981 rubles 81 kopecks; nominal value;
"ЕГРЮЛ" означает единый государственный реестр юридических лиц Российской Федерации;	USRLE means the Unified State Register of Legal Entities of the Russian Federation;
"Обременение" означает любое право любого лица (включая любое право на приобретение или передачу, опцион, предварительный договор, преимущественное право, право конвертации или право аренды), любую ипотеку, залог, обеспечение, право удержания, уступку прав, заклад, обеспечительное право, право безвозмездного пользования, установленные на основании договора, применимого законодательства, акта Государственного органа, в том числе решения (определения) суда в отношении соответствующего имущества, любые соглашения (включая соглашения об установлении доверительного управления) или договоренности об обеспечении, или любое соглашение о создании любого из вышеперечисленного;

Encumbrance means any right of any person (including any right to acquire or transfer, option, pre-contract, preemptive right, conversion right or lease right), any mortgage, pledge, security, lien, assignment, welshing, security right, the right of gratuitous use established on the basis of an agreement, applicable law, an act of the Governmental Authority, including a court judgment (determination) in relation to the relevant property, any agreements (including trust deeds) or arrangements for security, or any agreement on the creation of any of above;

"Общество" означает Общество с ограниченной ответственностью Инвестиционная компания "Фридом Финанс", учрежденное в соответствии с законодательством Российской Федерации, зарегистрированное за основным государственным регистрационным номером (ОГРН) 1107746963785 по адресу: Российская Федерация, 123112, город Москва, 1-ый Красногвардейский проезд, дом 15, офис 18.02;

Company means Freedom Finance Investment Company Limited Liability Company, established under the laws of the Russian Federation, registered under the Primary State Registration Number (OGRN) 1107746963785 at the Russian Federation, 123112, Moscow, 1st Krasnogvardeiskiy proezd 15, office 18.02;

"Обязательственная сделка" означает Договор купли-продажи 100% доли в уставном капитале Общества, заключенный между Продавцом и Покупателем [●];	Commitment Deal means the Purchase and Sale Agreement of a 100% Interest in Authorized Capital of the Company between the Seller and the Buyer [●];
"Покупная цена" означает 140 000 000 (сто сорок миллионов) долларов США;	Purchase Price means 140,000,000 (one hundred and forty million) US dollars;
"Рабочий день" означает день, который не является субботой, воскресеньем или государственным праздником в г. Москва (Российская Федерация) и г. Лас-Вегас (Соединенные Штаты Америки), в который банки открыты для осуществления обычной деятельности; и
Business Day means any day other than a Saturday, Sunday or public holiday in Moscow (Russian Federation) and Las Vegas (USA), when banks are open for the transaction of normal banking business; and
"РАЦ" имеет значение, установленное в пункте 6.2.	RAC has the meaning given in Сlause 6.2.
1.Предмет Договора	1.Subject Matter
1.1Продавец обязуется передать в собственность (продать) Покупателю, а Покупатель обязуется принять (купить) Долю, свободную от любых Обременений, и уплатить за нее Покупную цену на условиях, указанных в настоящем Договоре.

1.1The Seller undertakes to transfer (sell) the Interest into the ownership of the Buyer, and the Buyer undertakes to accept (purchase) the Interest and to pay the Purchase Price pursuant to the terms and procedures as provided hereby.

1.1Права Продавца на Долю подтверждаются следующими документами:	1.1The Seller's rights to the Interest are confirmed by the following documents:
1.1.1[●];	1.1.1[●];
1.1.1выпиской из ЕГРЮЛ, сформированной в отношении Общества по состоянию на Дату договора, содержащей сведения о принадлежности Продавцу отчуждаемой Доли и полученной нотариусом в электронной форме в Дату договора; и

1.1.1an extract from the USRLE, formed in relation to the Company as of the Date of Agreement, containing information about the ownership of the alienated Interest by the Seller and received by the notary in electronic form on the Date of Agreement; and

1.1.1списком участников Общества по состоянию на [●].	1.1.1the list of participants of the Company as of [●].
1.Покупная цена и порядок перехода Доли	1.Purchase Price and Interest Transfer Procedure
1.1Покупатель обязуется уплатить часть Покупной цены в размере [●] Продавцу в течение [***]Рабочих дней с даты перехода права собственности на Долю от Продавца к Покупателю без каких-либо Обременений ("Дата перехода") путем перевода соответствующей суммы денежных средств на Банковский счет Продавца. Стороны намерены совершить зачет оставшейся части Покупной цены в размере [●].

1.1The Buyer undertakes to pay a part of the Purchase Price in the amount of [●] to the Seller within [***]Business Days from the transfer date of ownership of the Interest from the Seller to the Buyer without any Encumbrances (Transfer Date) by transfer the appropriate amount of funds to the Seller's Bank Account. The Parties intend to setoff the remainder of the Purchase Price in the amount of [●].

1.1Продавец обязуется передать Покупателю Долю свободной от любых Обременений, а также со всеми правами участника Общества, предоставляемыми Долей на Дату перехода.
1.1The Seller undertakes to transfer to the Buyer the Interest free from any Encumbrances, as well as with all the rights of a participant of the Company, presumed by the Interest on the Transfer Date.

1.1Право собственности на Долю переходит к Покупателю в момент внесения соответствующей записи о переходе Доли в ЕГРЮЛ. Обязательство Продавца по передаче права собственности на Долю считается исполненным с момента внесения соответствующей записи в ЕГРЮЛ. Одновременно с переходом права собственности на Долю к Покупателю переходят все соответствующие права и обязанности участника Общества.

1.1The ownership right to the Interest shall pass to the Buyer at the time of making the relevant entry on the transfer of the Interest in the USRLE. The Seller's obligation to transfer the ownership of the Interest is considered fulfilled from the moment the relevant entry is made in the USRLE. Simultaneously with the transfer of ownership of the Interest, all relevant rights and obligations of a member of the Company are transferred to the Buyer.

1.1Стороны соглашаются, что с момента передачи Доли от Продавца к Покупателю и до полной оплаты Покупателем Покупной цены право залога Продавца в отношении Доли, предусмотренное пунктом 5 статьи 488 ГК РФ, не возникает.

1.1The Parties agree that from the moment the Interest is transferred from the Seller to the Buyer and until the Buyer pays the Purchase Price in full, the Seller's right of pledge in respect of the Share, provided for in paragraph 5 of Article 488 of the Civil Code of the Russian Federation, does not arise.

1.Заверения об обстоятельствах	1.Representations
Продавец предоставляет Покупателю в соответствии с пунктом 1 статьи 431.2 ГК РФ Заверения Продавца (как данный термин определен в Обязательственной сделке) на Дату договора, каждое из которых имеет значение для заключения и исполнения настоящего Договора.

The Seller provides the Buyer, in accordance with paragraph 1 of Article 431.2 of the Civil Code of the Russian Federation, with the Seller's Representations (as this term is defined in the Commitment Deal) as of the Date of Agreement, each of which is significant for the conclusion and execution of this Agreement.

1.Действие Договора	1.Enforcement of the Agreement
1.1Настоящий Договор вступает в силу с момента нотариального удостоверения настоящего Договора и действует до исполнения Сторонами своих обязательств по настоящему Договору в полном объеме.	1.1This Agreement comes into force from the moment of notarization of this Agreement and is valid until the Parties fulfill their obligations under this Agreement in full.
1.1Ни одна из Сторон не вправе передавать свои права или обязанности (полностью или частично) по настоящему Договору какому-либо лицу без предварительного письменного согласия другой Стороны.	1.1Neither Party has the right to transfer its rights or obligations (in whole or in part) under this Agreement to any person without the prior written consent of the other Party.
1.1Любое изменение настоящего Договора имеет силу, только если оно оформлено в письменной форме, подписано каждой из Сторон или от их имени и удостоверено нотариально.	1.1Any change to this Agreement is valid only if it is in writing, signed by or on behalf of each of the Parties and certified by a notary.
1.Применимое право и порядок разрешения споров	1.Applicable Law and Dispute Resolution

1.1К правам и обязанностям Сторон, предусмотренным настоящим Договором, а также к иным правоотношениям, вытекающим из настоящего Договора, подлежит применению право Российской Федерации.	1.1The rights and obligations of the Parties provided for by this Agreement, as well as other legal relations arising from this Agreement, shall be subject to the law of the Russian Federation.
1.1Все споры, разногласия или требования, возникающие из настоящего Договора или в связи с ним, в том числе касающиеся его вступления в силу, заключения, изменения, исполнения, нарушения, прекращения или действительности, подлежат разрешению путем арбитража, администрируемого Российским арбитражным центром при автономной некоммерческой организации "Российский институт современного арбитража" ("РАЦ"), в соответствии с положениями его арбитражного регламента.

1.1All disputes, disagreements or claims arising out of or in connection with this Agreement, including those relating to its entry into force, execution, modification, performance, breach, termination or validity, shall be resolved by arbitration administered by the Russian Arbitration Center under the Russian Institute of Modern Arbitration (RAC) autonomous non-profit organization, in accordance with its arbitration rules.

1.1Арбитраж (третейский суд) формируется в составе 3 (трех) арбитров. Истец назначает одного арбитра в исковом заявлении. Ответчик назначает второго арбитра в течение 30 (тридцати) календарных дней с момента получения искового заявления. Третьего арбитра, являющегося председателем арбитража, выбирают и назначают два арбитра, избранные сторонами арбитражного разбирательства или назначенные за них, в течение 15 (пятнадцати) календарных дней с момента назначения второго арбитра.

1.1Arbitration (arbitral tribunal) is composed of Three (3) arbitrators. The plaintiff appoints one arbitrator in the statement of claim. The defendant shall appoint a second arbitrator within thirty (30) calendar days of receipt of the statement of claim. The third arbitrator, who is the chairman of the arbitral tribunal, shall be selected and appointed by two arbitrators elected or appointed by the parties to the arbitration within fifteen (15) calendar days from the date of appointment of the second arbitrator.

1.1Если в установленный срок истец и (или) ответчик не воспользовались своим правом на назначение арбитра, или два арбитра не достигли соглашения по вопросу назначения председателя арбитража, такого(их) арбитра(ов) назначает РАЦ согласно его арбитражному регламенту. В таких случаях уже назначенный(ые) арбитр(ы) сохраняет(ют) свои полномочия, а оставшийся(еся) арбитр(ы) назначается(ются) в соответствии с настоящим пунктом 6.

1.1If the plaintiff and/or the defendant fail to exercise their right to appoint the arbitrator within the designated time, or if the two arbitrators fail to reach an agreement on the appointment of the chairman of the arbitral tribunal, such arbitrator(s) shall be appointed by the RAC in accordance with its arbitration rules. In such cases, the arbitrator(s) already appointed shall retain(s) their mandate and the remaining arbitrator(s) shall be (are) appointed in accordance with this Clause 6.

1.1Местом проведения арбитражного разбирательства будет г. Москва, Российская Федерация, языком арбитражного разбирательства будет русский язык. Арбитражное решение является для Сторон окончательным и вступает в силу со дня его принятия.

1.1The place of arbitration shall be Moscow, Russian Federation; the language of the arbitration will be Russian. The arbitral award is final to the Parties and comes into force from the date of its adoption.

1.1Исключается:	1.1The following is excluded:
1.1.1возможность рассмотрения государственным судом вопроса об отводе арбитров или прекращении их полномочий;	1.1.1possibility of considering the issue of disqualification of arbitrators or termination of their powers by state court;
1.1.1подача в государственный суд заявления о принятии решения об отсутствии у третейского суда компетенции в связи с вынесением третейским судом отдельного постановления о наличии компетенции как по вопросу предварительного характера.

1.1.1filing an application with a state court for a judgment on the lack of competence of the arbitral tribunal in connection with separate determination of the arbitral tribunal on the existence of competence as a matter of a preliminary nature.

1.Прочие положения	1.Other Provisions
1.1Настоящий Договор подписан Сторонами в 3 (трех) экземплярах, по 1 (одному) экземпляру для каждой из Сторон и 1 (один) экземпляр хранится в делах нотариуса [●].	1.1This Agreement is signed by the Parties in 3 (three) copies, 1 (one) copy for each of the Parties and 1 (one) copy is kept in the files of the notary [●].
1.1Расходы по нотариальному удостоверению настоящего Договора Стороны несут поровну.	1.1The costs of notarization of this Agreement shall be borne equally by the Parties.
1.1Стороны подтверждают, что содержание Договора им полностью понятно, условия настоящей сделки не являются для Сторон кабальными.	1.1The Parties confirm that the content of the Agreement is fully understood by them, the terms of this transaction are not enslaving for the Parties.
1.Подписи Сторон	1.Signatures of the parties
От имени Продавца:	On behalf of the Seller:

_______________________________________ [ФИО] [Должность] Фридом Холдинг Корп.	_______________________________________ [ full name ] [ Position ] Freedom Holding Corp.
Покупатель:	Buyer:
_______________________________________	_______________________________________
Повалишин Максим Сергеевич	Povalishin Maksim Sergeevich